UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
1-732-855-2712
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2008

DATE OF REPORTING PERIOD: DECEMBER 31, 2008

Item 1.	Reports to Stockholders

The Annual Report to Stockholders follows

First Investors

2008 ANNUAL REPORT

LIFE SERIES FUNDS

December 31, 2008

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside in the same household. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 1-800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Fund, including information about its Trustees.

Portfolio Manager’s Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Life Blue Chip Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –32.08%, including dividends of 31.3 cents per share.

The value of the Fund’s investments in all major economic sectors came under immense pressure as the U.S. economy and stock market accelerated their decline during the latter half of the year. The freezing up of the credit markets, which began with the subprime mortgage fallout in mid-2007, continued to be a drag on equity performance during the period. Despite the difficult investment environment, the Fund substantially outperformed its benchmark, the S&P 500 Index, during the period.

The primary reasons for this outperformance were the Fund’s overweight in consumer staples stocks and its underweight in financials. The Fund exited some of its positions in financial companies early in the downturn, though it didn’t avoid the sector altogether. In addition, the Fund’s holdings within the financials sector outperformed those within the Index. The Fund’s investments in the health care sector also contributed positively to its relative performance.

In particular, giant retailer Wal-Mart Stores and brewing company Anheuser-Busch provided solid returns. Within the health care sector, biotechnology company Amgen also provided a significant positive contribution during the period.

The materials and financials sectors were the worst absolute performers during the period; however, the energy sector was the only sector in which the Fund underper-formed on a relative basis. The worst performing holdings included industry titan General Electric, software giant Microsoft and oilfield services provider Schlumberger.

The Fund continues to look for companies that it believes can generate earnings beyond what the market is expecting. As long-term investors, we are anticipating what will happen one or two years into a company’s future, rather than the next few quarters. The Fund also seeks out stocks of companies that are trading at a price that appears to be undervalued.

Although the market has been experiencing an unprecedented period of volatility, the Fund has tried to use this instability as an opportunity to find good values. We believe attractive equity valuations have presented increased buying opportunities for long-term investors.

1

Portfolio Manager’s Letter (continued)
BLUE CHIP FUND

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

January 30, 2009

2

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2008, and held for the entire six-month period ended December 31, 2008. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$773.45	$3.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.97	$4.22

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

4

Cumulative Performance Information (unaudited)
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Blue Chip Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Blue Chip Fund beginning 12/31/98 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy.  Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

5

Portfolio of Investments
BLUE CHIP FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—96.7%
		Consumer Discretionary—9.0%
9,100		Best Buy Company, Inc.	$ 255,801
14,900		Carnival Corporation	362,368
29,700		CBS Corporation – Class “B”	243,243
16,971		Comcast Corporation – Class “A”	286,470
27,150		Comcast Corporation – Special Class “A”	438,473
15,800		H&R Block, Inc.	358,976
49,900		Home Depot, Inc.	1,148,698
11,400	*	Kohl’s Corporation	412,680
40,900		Lowe’s Companies, Inc.	880,168
16,400		McDonald’s Corporation	1,019,916
53,600		News Corporation – Class “A”	487,224
9,500		NIKE, Inc. – Class “B”	484,500
20,600		Staples, Inc.	369,152
14,800		Target Corporation	511,044
89,700		Time Warner, Inc.	902,382
22,400	*	Viacom, Inc. – Class “B”	426,944
45,900		Walt Disney Company	1,041,471

			9,629,510

		Consumer Staples—15.9%
26,100		Altria Group, Inc.	393,066
25,400		Avon Products, Inc.	610,362
46,100		Coca-Cola Company	2,086,947
11,200		Colgate-Palmolive Company	767,648
10,800		Costco Wholesale Corporation	567,000
29,400		CVS Caremark Corporation	844,956
10,900		Hershey Company	378,666
19,900		Kimberly-Clark Corporation	1,049,526
39,861		Kraft Foods, Inc. – Class “A”	1,070,268
35,000		PepsiCo, Inc.	1,916,950
30,300		Philip Morris International, Inc.	1,318,353
40,335		Procter & Gamble Company	2,493,510
14,400		Safeway, Inc.	342,288
34,800		Walgreen Company	858,516
41,200		Wal-Mart Stores, Inc.	2,309,672

			17,007,728

6

Shares		Security	Value

		Energy—12.3%
12,700		BP PLC (ADR)	$ 593,598
39,200		Chevron Corporation	2,899,624
25,771		ConocoPhillips	1,334,938
5,500		Devon Energy Corporation	361,405
57,400		ExxonMobil Corporation	4,582,242
27,400		Halliburton Company	498,132
5,500		Hess Corporation	295,020
19,600		Marathon Oil Corporation	536,256
24,100		Schlumberger, Ltd.	1,020,153
25,250		Spectra Energy Corporation	397,435
8,724	*	Transocean, Ltd.	412,209
11,135		Valero Energy Corporation	240,961

			13,171,973

		Financials—10.6%
13,600		ACE, Ltd.	719,712
15,600		Allstate Corporation	511,056
32,500		American Express Company	602,875
43,214		Bank of America Corporation	608,453
45,705		Bank of New York Mellon Corporation	1,294,823
250	*	Berkshire Hathaway, Inc. – Class “B”	803,500
14,000		Capital One Financial Corporation	446,460
15,500		Chubb Corporation	790,500
38,600		Citigroup, Inc.	259,006
21,800		Financial Select Sector SPDR Fund	275,116
56,032		JPMorgan Chase & Company	1,766,689
15,600		Marsh & McLennan Companies, Inc.	378,612
13,500		Merrill Lynch & Company, Inc.	157,140
21,000		Morgan Stanley	336,840
6,400		PNC Financial Services Group, Inc.	313,600
15,700		Travelers Companies, Inc.	709,640
20,500		U.S. Bancorp	512,705
27,900		Wells Fargo & Company	822,492

			11,309,219

		Health Care—16.0%
28,900		Abbott Laboratories	1,542,393
17,800		Aetna, Inc.	507,300
22,600	*	Amgen, Inc.	1,305,150
8,700		Baxter International, Inc.	466,233
46,200		Bristol-Myers Squibb Company	1,074,150

7

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2008

Shares		Security	Value

15,425		Covidien, Ltd.	$ 559,002
8,300	*	Genentech, Inc.	688,153
4,400	*	Genzyme Corporation	292,028
59,200		Johnson & Johnson	3,541,936
13,500		McKesson Corporation	522,855
29,300		Medtronic, Inc.	920,606
29,200		Merck & Company, Inc.	887,680
23,700		Novartis AG (ADR)	1,179,312
103,340		Pfizer, Inc.	1,830,151
8,300	*	St. Jude Medical, Inc.	273,568
13,200		Teva Pharmaceutical Industries, Ltd. (ADR)	561,924
11,400		UnitedHealth Group, Inc.	303,240
18,000		Wyeth	675,180

			17,130,861

		Industrials—10.7%
18,500		3M Company	1,064,490
6,800		Boeing Company	290,156
4,900		Caterpillar, Inc.	218,883
6,800		Danaher Corporation	384,948
12,000		Dover Corporation	395,040
6,900		Eaton Corporation	342,999
22,700		Emerson Electric Company	831,047
139,400		General Electric Company	2,258,280
16,500		Honeywell International, Inc.	541,695
14,800		Illinois Tool Works, Inc.	518,740
12,200		ITT Corporation	561,078
9,100		Lockheed Martin Corporation	765,128
10,000		Northrop Grumman Corporation	450,400
17,525		Tyco International, Ltd.	378,540
11,200		United Parcel Service, Inc. – Class “B”	617,792
33,700		United Technologies Corporation	1,806,320

			11,425,536

		Information Technology—15.7%
13,100		Accenture, Ltd. – Class “A”	429,549
13,200	*	Adobe Systems, Inc.	281,028
11,500		Analog Devices, Inc.	218,730
5,600	*	Apple, Inc.	477,960
23,400		Applied Materials, Inc.	237,042
10,200		Automatic Data Processing, Inc.	401,268
84,800	*	Cisco Systems, Inc.	1,382,240

8

Shares		Security	Value

		Information Technology (continued)
49,100	*	Dell, Inc.	$ 502,784
74,300	*	EMC Corporation	777,921
43,000		Hewlett-Packard Company	1,560,470
80,600		Intel Corporation	1,181,596
19,200		International Business Machines Corporation	1,615,872
173,000		Microsoft Corporation	3,363,120
44,600		Nokia Corporation – Class “A” (ADR)	695,760
59,700	*	Oracle Corporation	1,058,481
16,800		QUALCOMM, Inc.	601,944
31,900	*	Symantec Corporation	431,288
35,300		Texas Instruments, Inc.	547,856
16,025		Tyco Electronics, Ltd.	259,765
33,800		Western Union Company	484,692
21,900	*	Yahoo!, Inc.	267,180
			16,776,546

		Materials—1.8%
19,400		Alcoa, Inc.	218,444
29,100		Dow Chemical Company	439,119
24,800		DuPont (E.I.) de Nemours & Company	627,440
9,000		Newmont Mining Corporation	366,300
5,500		PPG Industries, Inc.	233,365
			1,884,668

		Telecommunication Services—3.2%
61,000		AT&T, Inc.	1,738,500
51,000		Verizon Communications, Inc.	1,728,900
			3,467,400

		Utilities—1.5%
12,000		American Electric Power Company, Inc.	399,360
51,400		Duke Energy Corporation	771,514
9,000		FPL Group, Inc.	452,970
			1,623,844
Total Value of Common Stocks (cost $98,249,215)			103,427,285

9

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2008

Principal
Amount		Security	Value

		SHORT-TERM INVESTMENTS—2.8%
		Money Market Fund
$2,975	M	First Investors Cash Reserve Fund, 1.39% (cost $2,975,000)**	$2,975,000

Total Value of Investments (cost $101,224,215)		99.5%	106,402,285
Other Assets, Less Liabilities		.5	520,467

Net Assets		100.0%	$106,922,752

*	Non-income producing
* *	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

Summary of Abbreviations:
ADR American Depositary Receipts

10	See notes to financial statements

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Cash Management Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was 2.03%, including dividends of 2.0 cents per share. The Fund maintained a $1.00 net asset value per share throughout the year.

During the reporting period, performance was primarily driven by historically low short-term interest rates, which resulted from the Federal Reserve’s efforts to combat the slowing economy.

The failure of Lehman Brothers late in the third quarter aggravated an already dislocated market and accelerated changes and consolidation in the financial industry. Severe stress in the financial markets, coupled with a heightened aversion to risk, resulted in markedly reduced liquidity in the money markets. Over the course of the year, the Federal Reserve dramatically reduced its target federal funds rate by more than 400 basis points to an all-time low range of 0% – 0.25%.

During the period, the Fund effectively used corporate bonds and notes for incremental return, in addition to floating rate securities and various types of callable securities. The Fund maintained a longer-than-average weighted average maturity during the period, which helped performance. In addition, the Fund maintained a significant portion of its assets in U.S. government and agency securities. Furthermore, the Fund continued to commit a significant portion of its assets to floating rate securities. Although floating rate securities generally underperform in declining interest rate environments, market dislocation resulted in inflated LIBOR levels, which was beneficial to holders of most floating rate securities. The Fund did not invest in asset-backed commercial paper during the period.

As mentioned previously, short-term interest rates are at historic lows. If current conditions in the money markets persist, as is expected, the return on the Fund will decline sharply. Although money market funds are relatively conservative vehicles, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

11

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O’Keefe
Portfolio Manager

January 30, 2009

12

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$1,007.92	$3.53
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

13

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2008

Principal			Interest
Amount		Security	Rate	*	Value

		CORPORATE NOTES—58.5%
$ 200	M	Abbott Laboratories, 5/15/09	2.80%		$ 201,862
100	M	Abbott Laboratories, 5/15/09	2.29		101,127
400	M	BASF SE, 1/14/09 (a)	1.90		399,725
500	M	Campbell Soup Co., 1/14/09 (a)	1.50		499,728
600	M	Caterpillar, Inc., 1/7/09 (a)	1.25		599,875
400	M	Chevron Funding Corp., 1/5/09	0.17		399,992
500	M	ConocoPhillips Qatar, 1/12/09 (a)	2.23		499,658
500	M	Eli Lilly & Co., 2/12/09 (a)	1.45		499,152
300	M	General Electric Capital Corp., 1/5/09	1.35		299,955
		Hershey Co.:
300	M	1/26/09 (a)	2.25		299,529
250	M	1/27/09 (a)	1.15		249,793
100	M	Johnson & Johnson, 9/1/09	2.21		102,863
500	M	Madison Gas & Electric Co., 1/9/09	0.95		499,894
500	M	New Jersey Natural Gas Co., 2/2/09	1.30		499,422
600	M	Northwest Natural Gas Co., 1/22/09 (a)	1.25		599,562
436	M	Paccar Financial Corp., 1/23/09	1.20		435,680
300	M	Proctor & Gamble Co., 2/11/09 (a)	1.75		299,400
400	M	Toyota Motor Credit Corp., 1/15/09	1.60		399,751
250	M	Wal-Mart Stores, Inc., 8/10/09	2.50		256,519
500	M	Washington Gas Light Co., 1/30/09	1.12		499,548

Total Value of Corporate Notes (cost $7,643,035)					7,643,035

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—21.0%
350	M	Fannie Mae, 1/26/09	2.25		349,451
		Federal Home Loan Bank:
150	M	2/17/09	4.08		150,000
400	M	4/7/09	2.48		400,000
100	M	4/8/09	3.49		100,000
250	M	12/15/09 (b)	1.55		250,000
		Freddie Mac:
700	M	1/20/09	2.35		699,128
200	M	3/10/09	0.35		199,868
500	M	4/21/09	2.61		500,301
100	M	7/28/09	2.75		100,107

Total Value of U.S. Government Agency Obligations (cost $2,748,855)					2,748,855

14

Principal			Interest
Amount		Security	Rate	*	Value

		BANKERS’ ACCEPTANCES—8.5%
		Bank of America, NA:
$ 385	M	1/22/09	0.50%		$ 384,888
171	M	2/13/09	2.88		170,719
562	M	JPMorgan Chase Bank, 5/11/09	0.75		560,478

Total Value of Bankers’ Acceptances (cost $1,116,085)					1,116,085

		FLOATING RATE NOTES—8.0%
300	M	General Electric Capital Corp., 4/30/09	3.57		300,073
250	M	IBM International Group Capital, LLC, 7/29/09	3.85		249,028
200	M	Procter & Gamble International Finance, 7/6/09 (c)	4.22		200,135
300	M	Walt Disney Co., 9/10/09	2.29		300,121

Total Value of Floating Rate Notes (cost $1,049,357)					1,049,357

		MUNICIPAL BONDS—2.1%
260	M	New Jersey State Hwy. Auth. (Garden State Parkway)
		1/1/2010 (cost $269,221)	6.20		269,221

Total Value of Investments (cost $12,826,553)**		98.1%			12,826,553
Other Assets, Less Liabilities		1.9			246,492

Net Assets		100.0%			$13,073,045

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2008.
**	Aggregate cost for federal income tax purposes is the same.
(a)	Security exempt from registration under Secton 4(2) of the Securities Act of 1933 (see Note 5).
(b)	Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date)
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

See notes to financial statements	15

Portfolio Managers’ Letter
DISCOVERY FUND

Dear Investor:

This is the annual report for the First Investors Life Discovery Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –33.25%, including dividends of 11.3 cents per share and capital gains distributions of $1.44 per share.

The reporting period was very difficult for the financial markets, as problems arising from subprime mortgages spread to other asset classes, and developed into a full-blown financial crisis. While the Fund’s value still fell substantially, it slightly outperformed its benchmark, the Russell 2000 Index.

Within the Fund’s consumer staples holdings, companies like Church & Dwight, which owns the Arm & Hammer brand, and J.M. Smucker remained relatively flat throughout the period. Financials were another positive relative contributor, as the Fund mostly avoided the banking industry, and instead focused on companies without significant credit exposure. Two names that the Fund owned for the period — MFA Mortgage REIT and Anworth Mortgage REIT — have done well because they invest in U.S. agency mortgage-backed securities, which are guaranteed directly or indirectly by the government. These REITs have yielded close to 15%, as the Federal Reserve’s program to lower interest rates reduced their cost of funds substantially. The Fund also added to its insurance holdings, as panic regarding the investment portfolios of larger competitors affected even the most conservatively run niche players.

Offsetting these positive returns were the Fund’s investments in the consumer discretionary sector, which was buffeted by the collapse in consumer confidence right before the Christmas selling season. Several transportation names also hurt Fund performance this year.

Though the issues that have affected the stock market may take time to resolve, we believe that equity valuations now are as cheap as they have been since the early 1980s. In our opinion, this presents the Fund with increased buying opportunities.

16

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Jason Ronovech
Portfolio Manager

January 30, 2009

Jonathan S. Vyorst
Portfolio Manager

17

Fund Expenses (unaudited)
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$735.80	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.97	$4.22

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

18

Cumulative Performance Information (unaudited)
DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Discovery Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Discovery Fund beginning 12/31/98 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

19

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—90.5%
		Consumer Discretionary—8.7%
174,000		Callaway Golf Company	$ 1,616,460
99,700		Interactive Data Corporation	2,458,602
64,700		PetSmart, Inc.	1,193,715
81,200		Phillips Van-Heusen Corporation	1,634,556
181,800		Regal Entertainment Group – Class “A”	1,856,178

			8,759,511

		Consumer Staples—6.9%
27,975		Church & Dwight Company, Inc.	1,569,957
74,800		Flowers Foods, Inc.	1,822,128
49,100		Hormel Foods Corporation	1,526,028
47,500		J. M. Smucker Company	2,059,600

			6,977,713

		Energy—4.5%
42,900	*	Denbury Resources, Inc.	468,468
58,700	*	Plains Exploration & Production Company	1,364,188
70,400		St. Mary Land & Exploration Company	1,429,824
37,400	*	Whiting Petroleum Corporation	1,251,404

			4,513,884

		Financials—22.4%
8,427	*	Alleghany Corporation	2,376,414
100,800		American Financial Group, Inc.	2,306,304
406,200		Anworth Mortgage Asset Corporation (REIT)	2,611,866
87,400		Arthur J. Gallagher & Company	2,264,534
17,600		Everest Re Group, Ltd.	1,340,064
85,100		Harleysville Group, Inc.	2,955,523
116,600		Jefferies Group, Inc.	1,639,396
4,700	*	Markel Corporation	1,405,300
349,000		MFA Mortgage Investments, Inc. (REIT)	2,055,610
4,783		National Western Life Insurance Company – Class “A”	809,140
49,900	*	Piper Jaffray Companies, Inc.	1,984,024
37,200		Wilmington Trust Corporation	827,328

			22,575,503

20

Shares		Security	Value

		Health Care—14.6%
132,200	*	Endo Pharmaceuticals Holdings, Inc.	$ 3,421,336
85,500	*	Life Technologies Corporation	1,993,005
56,800	*	Lincare Holdings, Inc.	1,529,624
67,900	*	Magellan Health Services, Inc.	2,658,964
123,600		PerkinElmer, Inc.	1,719,276
65,700		STERIS Corporation	1,569,573
48,800		West Pharmaceutical Services, Inc.	1,843,176

			14,734,954

		Industrials—11.0%
49,100		Alexander & Baldwin, Inc.	1,230,446
22,500	*	Alliant Techsystems, Inc.	1,929,600
54,900		Curtiss-Wright Corporation	1,833,111
175,500		Interface, Inc. – Class “A”	814,320
64,954	*	Kansas City Southern, Inc.	1,237,374
36,500		Pentair, Inc.	863,955
8,800		Precision Castparts Corporation	523,424
45,400		Robbins & Myers, Inc.	734,118
19,600		Rockwell Collins, Inc.	766,164
48,800		Woodward Governor Company	1,123,376

			11,055,888

		Information Technology—11.0%
159,300	*	Aspen Technology, Inc.	1,182,006
106,700	*	Avnet, Inc.	1,943,007
50,200	*	Cabot Microelectronics Corporation	1,308,714
270,800	*	Compuware Corporation	1,827,900
140,600	*	Convergys Corporation	901,246
71,100		Fair Isaac Corporation	1,198,746
80,100	*	Sybase, Inc.	1,984,077
77,900	*	Verigy Ltd.	749,398

			11,095,094

		Materials—4.7%
56,800		AptarGroup, Inc.	2,001,632
78,900	*	Crown Holdings, Inc.	1,514,880
90,700		Innospec, Inc.	534,223
81,700		Titanium Metals Corporation	719,777

			4,770,512

21

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2008

Shares or
Principal
Amount			Security	Value

			Telecommunication Services—3.1%
192,900		*	Premiere Global Services, Inc.	$ 1,660,869
52,775			Telephone & Data Systems, Inc. – Special Shares	1,482,977

				3,143,846

			Utilities—3.6%
134,100			CMS Energy Corporation	1,354,410
182,200		*	Dynegy, Inc. – Class “A”	364,400
98,000			Portland General Electric Company	1,908,060

				3,626,870

Total Value of Common Stocks (cost $108,240,258)				91,253,775

			SHORT-TERM INVESTMENTS—9.7%
			Money Market Fund
$9,765	M		First Investors Cash Reserve Fund, 1.39% (cost $9,765,000)**	9,765,000

Total Value of Investments (cost $118,005,258)			100.2%	101,018,775
Excess of Liabilities Over Other Assets			(.2)	(236,378)

Net Assets			100.0%	$100,782,397

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

Summary of Abbreviations:
REIT Real Estate Investment Trust

22	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was 6.93%, including dividends of 44.8 cents per share.

The Fund invests in mortgage-backed securities and debt issued or guaranteed by the U.S. government and its agencies. The investments held by the Fund all have the highest possible credit rating (AAA). The majority of the Fund’s investments are in GNMA mortgage-backed bonds (Ginnie Maes), which are backed by the full faith and credit of the U.S. government. The Fund does not invest in subprime mortgage-backed debt.

The bond market was extremely volatile during the review period due to extraordinary stresses in the financial system related to the subprime mortgage crisis that began in 2007. In this environment, high quality investments — such as U.S. Treasury securities and Ginnie Maes — performed well primarily for two reasons. First, benchmark U.S. Treasury rates declined to the lowest level in generations during the review period due to multiple reductions in short-term interest rates by the Federal Reserve and the economic recession. Second, a flight-to-safety bid by investors benefited high quality bonds.

With respect to its mortgage-backed holdings, the Fund began the reporting period with approximately 22% of its assets in current coupon Fannie Mae and Freddie Mac mortgage-backed bonds. Fannie Mae and Freddie Mac mortgage-backed bonds outperformed Ginnie Maes due to the government’s takeover of both Fannie Mae and Freddie Mac in September (which strengthened the government’s implicit support of their debt), and a substantial increase in Ginnie Mae mortgage-backed issuance relative to Fannie Mae and Freddie Mac issuance. As a result, the Fund’s Fannie Mae and Freddie Mac mortgage-backed holdings had a positive impact on performance.

Falling interest rates caused lower coupon mortgage-backed bonds to outperform higher coupon mortgage-backed bonds. The Fund was underweight lower coupon mortgage-backed bonds, which consequently detracted from performance.

The Fund generally had approximately 15% of its assets in non-mortgage-backed government securities, primarily U.S. agency securities, throughout the reporting period. The substantial rally in the Treasury market benefited these securities to a greater extent than mortgage-backed securities. Consequently, these securities

23

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

enhanced the Fund’s performance.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

January 30, 2009

24

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$1,052.09	$3.97
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.27	$3.91

*	Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

25

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/98 with a theoretical investment in the Merrill Lynch GNMA Master Index (the “Index”). The Merrill Lynch GNMA Master Index is a market capitalization-weighted index, including generic-coupon GNMA mortgages, with at least $150 million principal amounts outstanding. Every issue included in the Index is trader-priced and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. . In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year,
    Five Years and Ten Years would have been 6.77%, 4.52% and 5.30%, respectively.

The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch GNMA Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

26

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2008

Principal
Amount		Security	Value

		MORTGAGE-BACKED CERTIFICATES—78.6%
		Fannie Mae—14.2%
$ 862	M	5%, 1/1/2035 – 7/1/2035	$ 881,488
910	M	5.5%, 10/1/2032 – 7/1/2034	935,056
833	M	6%, 2/1/2036 – 7/1/2037	858,677
433	M	9%, 6/1/2015 – 11/1/2026	473,847
233	M	11%, 10/1/2015	266,260

			3,415,328

		Freddie Mac—10.0%
2,345	M	6%, 8/1/2032 – 12/1/2038	2,420,169

		Government National Mortgage Association I
		Program—54.4%
2,127	M	5%, 3/15/2033 – 6/15/2034	2,189,823
6,010	M	5.5%, 2/15/2033 – 12/15/2038	6,206,640
2,608	M	6%, 11/15/2032 – 3/15/2038	2,699,641
901	M	6.5%, 7/15/2032 – 8/15/2036	950,488
998	M	7%, 1/15/2030 – 10/15/2032	1,056,047

			13,102,639

Total Value of Mortgage-Backed Certificates (cost $18,554,798)			18,938,136

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—10.7%
1,000	M	Federal Farm Credit Bank, 4.74%, 2015	1,009,804
1,000	M	Federal Home Loan Bank, 5%, 2014	1,015,222
500	M	Tennessee Valley Authority, 4.5%, 2018	552,653

Total Value of U.S. Government Agency Obligations (cost $2,509,515)			2,577,679

		U.S. GOVERNMENT FDIC
		GUARANTEED DEBT—3.9%
500	M	Bank of America Corp, 3.125%, 2012	520,015
400	M	JPMorgan Chase & Co., 2.625%, 2010	408,220

Total Value of U.S. Government FDIC Guaranteed Debt (cost $914,301)			928,235

		U.S. GOVERNMENT OBLIGATIONS—3.7%
745	M	FDA Queens LP, 6.99%, 2017 (cost $846,668) (a)	892,961

27

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2008

Principal
Amount		Security		Value
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—2.1%
$500	M	U.S. Treasury Bills, 0.9295%, 11/19/09 (cost $495,840)		$ 495,840

Total Value of Investments (cost $23,321,122)			99.0%	23,832,851
Other Assets, Less Liabilities			1.0	259,037

Net Assets			100.0%	$24,091,888

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

28	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –35.22%, including dividends of 41.2 cents per share and capital gains of $2.24 per share.

The Fund outperformed the S&P 500 Index during the period, though absolute returns were still deep in negative territory. The Fund’s results were driven by the overall weak performance of the equity markets. The ongoing effects of the credit market maelstrom, which started with subprime mortgages in mid-2007, have been the overwhelming factor influencing equity returns during the past year. Despite some brief periods of respite, stocks have been battered due to the ongoing credit market paralysis and the ensuing deleveraging of financial firms’ balance sheets to stave off insolvency.

The Fund was underweight in financials for most of the year and moved to an underweighting in energy around mid-year. This positioning helped performance relative to the S&P 500 Index. Stock selection benefited the Fund’s relative performance most notably within investments in the financials, technology, health care, energy and telecommunications sectors. The Fund’s overweighting in the industrials, materials and consumer discretionary sectors detracted from performance.

The Fund’s weightings in consumer staples and health care increased throughout the year. Notable performers within consumer staples included shares of small-cap personal products maker Chattem and candy maker Tootsie Roll. Shares of giant retailer Wal-Mart also provided solid returns. Within health care, shares of biotech-nology companies Amgen and Genentech, as well as Barr Pharmaceuticals, TriZetto Group, Johnson & Johnson and Abbott Labs were top contributors. Among technology names, investments in government IT services providers NCI and SI International aided performance.

The Fund continued to benefit from merger and acquisition activity among its holdings despite the challenging market environment. During the reporting period, five of the Fund’s holdings received takeover or merger offers, two of which are still pending. Of the offers completed during the period, the most notable were the takeovers of government information technology services firm SI International by British defense firm Serco, and of health care technology provider TriZetto Group by the investment group Apax Partners.

29

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Overall, the Fund’s fundamental investment strategy remained patient and long-term focused, selectively taking advantage of market volatility to add attractively valued stocks and eliminate fundamentally weaker names. In addition, the Fund shifted its portfolio toward a more defensive posture. The Fund has focused on dividend paying issuers, with underweightings versus peers in the volatile financials and energy sectors and shifting assets toward less economically sensitive areas such as consumer staples and healthcare. The Fund carried more cash to provide liquidity, if needed, and the flexibility to be opportunistic. The Fund continued to accentuate the “growth” and “income” aspects of its mandate.

The black clouds of negativity that dominated 2008 appeared to recede slightly by year-end, though markets remain unsettled and volatile. Throughout the year, the Fund maintained its investment strategy based on long-term company fundamentals, rather than simply reacting to volatile stock prices. The Fund maintained its multi-cap market capitalization strategy, as small- and mid-cap stocks retain their longer-term attractiveness. At year-end, the Fund had an allocation of: 62% large-cap, 11% mid-cap and 27% small-cap stocks.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities, First Investors Management Company, Inc.

January 30, 2009

30

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$734.85	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.97	$4.22

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

31

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/98 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

32

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—97.7%
		Consumer Discretionary—11.9%
33,900		BorgWarner, Inc.	$ 738,003
77,269		Brown Shoe Company, Inc.	654,468
59,485		CBS Corporation – Class “B”	487,182
56,761	*	CEC Entertainment, Inc.	1,376,454
45,164		Cinemark Holdings, Inc.	335,569
42,364	*	Coach, Inc.	879,900
32,943	*	Eddie Bauer Holdings, Inc.	16,801
21,570		Genuine Parts Company	816,640
30,943		H&R Block, Inc.	703,025
61,000		Home Depot, Inc.	1,404,220
68,300	*	Jack in the Box, Inc.	1,508,747
61,426	*	Lincoln Educational Services Corporation	813,894
27,018		Luxottica Group SpA (ADR)	489,566
43,302		McDonald’s Corporation	2,692,951
143,800	*	Morgans Hotel Group Company	670,108
31,843		Newell Rubbermaid, Inc.	311,425
15,221		Polo Ralph Lauren Corporation – Class “A”	691,186
77,845	*	Ruby Tuesday, Inc.	121,438
57,937		Staples, Inc.	1,038,231
30,674	*	Steiner Leisure Ltd.	905,496
204,070		Stewart Enterprises, Inc. – Class “A”	614,251
33,098	*	Viacom, Inc. – Class “B”	630,848
72,083		Wyndham Worldwide Corporation	472,144

			18,372,547

		Consumer Staples—15.6%
116,700		Altria Group, Inc.	1,757,502
30,700		Avon Products, Inc.	737,721
24,100	*	Chattem, Inc.	1,723,873
25,089		Coca-Cola Company	1,135,779
69,558		CVS Caremark Corporation	1,999,097
15,500	*	Dean Foods Company	278,535
32,934		Kraft Foods, Inc. – Class “A”	884,278
38,800		McCormick & Company, Inc.	1,236,168
167,427		Nu Skin Enterprises, Inc. – Class “A”	1,746,264
32,000		PepsiCo, Inc.	1,752,640
71,500		Philip Morris International, Inc.	3,110,965
24,813		Procter & Gamble Company	1,533,940
75,507		Safeway, Inc.	1,794,801
3,196		Tootsie Roll Industries, Inc.	81,850

33

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2008

Shares		Security	Value

		Consumer Staples (continued)
78,000		Walgreen Company	$ 1,924,260
44,564		Wal-Mart Stores, Inc.	2,498,258

			24,195,931

		Energy—7.2%
76,769	*	Cal Dive International, Inc.	499,766
26,818		ConocoPhillips	1,389,172
36,329		ExxonMobil Corporation	2,900,144
19,122		Marathon Oil Corporation	523,178
49,788		Noble Corporation	1,098,323
23,794		Sasol, Ltd. (ADR)	721,672
17,500		Schlumberger, Ltd.	740,775
56,007		Suncor Energy, Inc.	1,092,136
20,500		World Fuel Services Corporation	758,500
40,500		XTO Energy, Inc.	1,428,435

			11,152,101

		Financials—8.7%
17,106		American Express Company	317,316
31,766		Astoria Financial Corporation	523,504
29,243		Bank of America Corporation	411,741
59,900		Brookline Bancorp, Inc.	637,935
19,905		Capital One Financial Corporation	634,770
34,437		Citigroup, Inc.	231,072
31,643		Discover Financial Services	301,558
123,500		Financial Select Sector SPDR Fund	1,558,570
53,037	*	First Mercury Financial Corporation	756,308
16,021		Hartford Financial Services Group, Inc.	263,065
54,656		JPMorgan Chase & Company	1,723,304
26,968		KeyCorp	229,767
6,149		Merrill Lynch & Company, Inc.	71,574
48,113		Morgan Stanley	771,733
61,000		New York Community Bancorp, Inc.	729,560
89,800		NewAlliance Bancshares, Inc.	1,182,666
23,000		SPDR KBW Regional Banking ETF	670,680
100,277		Sunstone Hotel Investors, Inc. (REIT)	620,715
29,688		U.S. Bancorp	742,497
18,046		Webster Financial Corporation	248,674
25,567		Wells Fargo & Company	753,715

			13,380,724

34

Shares		Security	Value

		Health Care—15.9%
45,000		Abbott Laboratories	$ 2,401,650
14,946	*	Amgen, Inc.	863,132
17,730		Baxter International, Inc.	950,151
24,470		Becton, Dickinson & Company	1,673,503
16,400	*	Cephalon, Inc.	1,263,456
20,600	*	Genentech, Inc.	1,707,946
14,100	*	Genzyme Corporation	935,817
56,375		Johnson & Johnson	3,372,916
14,921	*	Laboratory Corporation of America Holdings	961,062
42,432		Medtronic, Inc.	1,333,213
30,743		Merck & Company, Inc.	934,587
33,600		Perrigo Company	1,085,616
128,282		Pfizer, Inc.	2,271,874
24,600	*	PSS World Medical, Inc.	462,972
32,453		Sanofi-Aventis (ADR)	1,043,688
15,000	*	St. Jude Medical, Inc.	494,400
27,143	*	Thermo Fisher Scientific, Inc.	924,762
52,175		Wyeth	1,957,084

			24,637,829

		Industrials—15.1%
24,394		3M Company	1,403,631
63,012	*	AAR Corporation	1,160,051
27,859		Alexander & Baldwin, Inc.	698,147
40,095	*	Altra Holdings, Inc.	317,151
58,000		Armstrong World Industries, Inc.	1,253,960
14,368		Avery Dennison Corporation	470,265
18,600		Barnes Group, Inc.	269,700
31,343	*	BE Aerospace, Inc.	241,028
13,100		Burlington Northern Santa Fe Corporation	991,801
54,537		Chicago Bridge & Iron Company NV – NY Shares	548,097
35,500	*	Esterline Technologies Corporation	1,345,095
67,196		General Electric Company	1,088,575
31,300		Harsco Corporation	866,384
38,640		Honeywell International, Inc.	1,268,551
38,153		IDEX Corporation	921,395
24,200		Illinois Tool Works, Inc.	848,210
18,700		Lockheed Martin Corporation	1,572,296
66,919	*	Mobile Mini, Inc.	964,972
22,918		Northrop Grumman Corporation	1,032,227
36,762	*	PGT, Inc.	41,541

35

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2008

Shares		Security	Value

		Industrials (continued)
17,200		Raytheon Company	$ 877,888
13,950		Republic Services, Inc.	345,821
93,300		TAL International Group, Inc.	1,315,530
46,200		Textainer Group Holdings, Ltd.	489,720
31,268		Tyco International, Ltd.	675,389
43,402		United Technologies Corporation	2,326,347

			23,333,772

		Information Technology—15.8%
23,900	*	CACI International, Inc. – Class “A”	1,077,651
65,000	*	Cisco Systems, Inc.	1,059,500
61,148	*	Electronics for Imaging, Inc.	584,575
110,790	*	EMC Corporation	1,159,971
82,728	*	Entrust, Inc.	130,710
56,161		Harris Corporation	2,136,926
39,240		Hewlett-Packard Company	1,424,020
58,699		Intel Corporation	860,527
33,529		International Business Machines Corporation	2,821,801
60,485	*	Macrovision Corporation	765,135
122,071		Microsoft Corporation	2,373,060
37,225	*	NCI, Inc. – Class “A”	1,121,589
82,317		Nokia Corporation – Class “A” (ADR)	1,284,145
77,855	*	Parametric Technology Corporation	984,866
48,088		QUALCOMM, Inc.	1,722,993
10,450	*	SRA International, Inc. – Class “A”	180,263
110,860	*	Symantec Corporation	1,498,827
118,060		TIBCO Software, Inc.	612,731
22,020		Tyco Electronics, Ltd.	356,944
60,200		Western Union Company	863,268
28,876		Wright Express Corporation	363,838
60,085		Xilinx, Inc.	1,070,715

			24,454,055

		Materials—4.0%
15,000		Agrium, Inc.	511,950
67,700		Celanese Corporation – Series “A”	841,511
20,870		Freeport-McMoRan Copper & Gold, Inc.	510,063
36,000		Lubrizol Corporation	1,310,040
13,862		PPG Industries, Inc.	588,165

36

Shares or
Principal
Amount		Security		Value

21,108		Praxair, Inc.		$ 1,252,971
71,320		RPM International, Inc.		947,843
44,964		Temple-Inland, Inc.		215,827

				6,178,370

		Telecommunication Services—3.1%
75,583		AT&T, Inc.		2,154,116
79,493		Verizon Communications, Inc.		2,694,813

				4,848,929

		Utilities—.4%
24,126		Atmos Energy Corporation		571,786

Total Value of Common Stocks (cost $198,237,480)				151,126,044

		SHORT-TERM INVESTMENTS—2.3%
		Money Market Fund
$3,620	M	First Investors Cash Reserve Fund, 1.39%
		(cost $3,620,000)**		3,620,000

Total Value of Investments (cost $201,857,480)			100.0%	154,746,044
Excess of Liabilities Over Other Assets			—	(49,973)

Net Assets			100.0%	$154,696,071

   * Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

See notes to financial statements	37

Portfolio Managers’ Letter
HIGH YIELD FUND

Dear Investor:

This is the annual report for the First Investors Life High Yield Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –25.86%, including dividends of 59.3 cents per share.

The most important factors driving the Fund’s performance during the reporting period were the overall performance of the high yield market and the Fund’s individual security selections. While the high yield market had its worst year in history, the Fund slightly outperformed its benchmark, the Credit Suisse High Yield II Index.

The reporting period began poorly as the combination of a weak economy and probable recession, poor liquidity, financial system distress and an increase in defaults weighed on the market and left participants wondering how soon conditions would improve. The Federal Reserve (the “Fed”) and the U.S. government took unprecedented action with a combination of rate cuts, various liquidity facilities to provide stability to the financial system and a stimulus package to mitigate the effects of a recession. These actions, along with the Fed’s “bailout” of Bear Stearns, contributed to a strong rally in the high yield market, resulting in April being the best performing month in over five years. While performance and earnings were strong in April, the economic picture was deteriorating. A lower-than-expected second quarter GDP, a weakening employment picture and declining consumer confidence dragged on the markets throughout the summer.

Then in September 2008, the financial crisis deepened. The Fed placed Freddie Mac and Fannie Mae under conservatorship, Lehman Brothers filed for bankruptcy, AIG was bailed out, Washington Mutual was sold to JP Morgan, and Wachovia was sold to Wells Fargo. In all cases the equity holders were wiped out or severely diluted, while Lehman, AIG, and Washington Mutual bondholders also suffered severe losses. As a result, September’s selloff turned into a rout in October for all markets associated with risk, including the high yield market. As the fourth quarter progressed, investors’ focus shifted away from risks of the collapse in the financial system toward the increasing likelihood of a global recession and its implications. In fact, in early December, the National Bureau of Economic Research announced that the United States was in a recession that had begun in December 2007. On a positive note, the high yield market did rally the last two weeks of the year and posted a positive return for the month of December.

Aiding the Fund’s performance were investments in Constellation Brands, DRS Technologies, Six Flags, Roadway and Allied Waste Industries. Constellation Brands, a producer and marketer of alcoholic beverages reported improving year-over-year results and is considered a defensive holding. Defense contractor DRS Technologies

38

was acquired by Finmeccanica and its bonds traded on the premise that a change in control redemption will be offered. Roadway, a freight transportation service provider, called its bonds prior to their December maturity. Amusement park operator Six Flags completed a bond exchange to improve its liquidity and the Fund exited its position during the subsequent rally. Republic Services and Allied Waste Industries announced a merger of the second and third largest waste services companies. The combined entity will seek to maintain an investment grade rating.

Detracting from performance were Idearc, Delta Petroleum, MediaNews Group, Young Broadcasting and Avis Budget Group. Yellow pages publisher Idearc and newspaper publisher MediaNews Group have both suffered from declining advertising revenues in the publishing industry. Delta Petroleum, a lower rated exploration and production company, traded off along with falling energy prices. Television broadcaster Young Broadcasting announced that it would not meet its previously stated goal of concluding a sale agreement for KRON-TV, raising investor concerns about liquidity. Avis Budget Group has traded off as investors become increasingly concerned about a slowdown in the travel industry.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Richard T. Bourke
Portfolio Manager

Greg Miller
Portfolio Manager

January 30, 2009

39

Fund Expenses (unaudited)
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$752.18	$3.79
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.82	$4.37

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

40

Cumulative Performance Information (unaudited)
HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series High Yield Fund and the Credit Suisse High Yield Index II.

The graph compares a $10,000 investment in the First Investors Life Series High Yield Fund beginning 12/31/98 with a theoretical investment in the Credit Suisse High Yield Index II (the “Index”). The Index is designed to measure the performance of the high yield bond market. As of 12/31/08, the Index consisted of 1,117 different issues, most of which are cash-pay, also included in the Index are zero coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/08, approximately 0.58% of the market value of the Index was in default. The bonds included in the Index have an average maturity of 6.38 years, an average duration of 3.89 years and an average coupon of 8.28% . It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Credit Suisse High Yield Index II figures are from Credit Suisse Corporation and all other figures are from First Investors Management Company, Inc.

41

Portfolio of Investments
HIGH YIELD FUND
December 31, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—87.3%
		Aerospace/Defense—5.2%
$ 725	M	Alliant Techsystems, Inc., 6.75%, 2016	$ 656,125
750	M	DRS Technologies, Inc., 6.875%, 2013	747,009
660	M	DynCorp International, LLC, 9.5%, 2013	575,025
190	M	GenCorp, Inc., 9.5%, 2013	152,950
625	M	L-3 Communications Corp., 7.625%, 2012	612,500

			2,743,609

		Automotive—3.6%
300	M	Accuride Corp., 8.5%, 2015 (a)	99,750
		Asbury Automotive Group, Inc.:
600	M	8%, 2014	288,000
250	M	7.625%, 2017	117,500
1,025	M	Avis Budget Car Rental, LLC, 7.75%, 2016	302,375
		General Motors Corp.:
500	M	7.7%, 2016	93,750
500	M	8.375%, 2033	90,000
750	M	Tenneco Automotive, Inc., 8.625%, 2014	288,750
925	M	United Auto Group, Inc., 7.75%, 2016	434,750
400	M	United Components, Inc., 9.375%, 2013	170,000

			1,884,875

		Chemicals—3.5%
		Huntsman, LLC:
250	M	11.625%, 2010	219,375
569	M	11.5%, 2012	458,045
625	M	Nell AF S.a.r.l., 8.375%, 2015 (b)	18,750
700	M	Newmarket Corp., 7.125%, 2016	528,500
500	M	Terra Capital, Inc., 7%, 2017	370,000
425	M	Westlake Chemical Corp., 6.625%, 2016	248,625

			1,843,295

		Consumer Non-Durables—1.3%
477	M	GFSI, Inc., 10.5%, 2011 (b)(c)	407,835
375	M	Levi Strauss & Co., 9.75%, 2015	279,375

			687,210

42

Principal
Amount		Security	Value

		Energy—12.2%
$725	M	Basic Energy Services, Inc., 7.125%, 2016	$ 416,875
400	M	Calfrac Holdings, 7.75%, 2015 (b)	190,000
		Chesapeake Energy Corp.:
200	M	7.5%, 2014	170,000
500	M	6.375%, 2015	397,500
1,150	M	6.625%, 2016	914,250
500	M	Cimarex Energy Co., 7.125%, 2017	392,500
		Compagnie Generale de Geophysique:
650	M	7.5%, 2015	406,250
400	M	7.75%, 2017	234,000
625	M	Complete Production Services, Inc., 8%, 2016	396,875
200	M	Connacher Oil & Gas, Ltd.,10.25%, 2015 (b)	81,000
1,300	M	Delta Petroleum Corp., 7%, 2015	266,500
400	M	Hilcorp Energy I, LP, 9%, 2016 (b)	288,000
501	M	National Oilwell Varco, Inc., 6.125%, 2015	435,529
500	M	Pacific Energy Partners LP, 7.125%, 2014	437,190
		Petroplus Finance, Ltd.:
100	M	6.75%, 2014 (b)	64,000
550	M	7%, 2017 (b)	338,250
375	M	Plains Exploration & Production Co., 7.625%, 2018	258,750
400	M	Stallion Oilfield Services, Ltd., 9.75%, 2015 (b)	106,000
400	M	Stewart & Stevenson, LLC, 10%, 2014	250,000
510	M	Tesoro Corp., 6.25%, 2012	354,450

			6,397,919

		Food/Beverage/Tobacco—3.3%
1,250	M	Constellation Brands, Inc., 7.25%, 2016	1,187,500
		Land O’Lakes, Inc.:
200	M	9%, 2010	199,500
42	M	8.75%, 2011	41,370
375	M	Southern States Cooperative, Inc., 10.5%, 2010 (b)	313,125

			1,741,495

		Food/Drug—1.7%
1,000	M	Ingles Markets, Inc., 8.875%, 2011	875,000

43

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2008

Principal
Amount		Security	Value

		Forest Products/Containers—2.2%
$ 350	M	Jefferson Smurfit Corp., 8.25%, 2012	$ 61,250
500	M	Packaging Dynamics Finance Corp., 10%, 2016 (b)	230,000
600	M	Sappi Papier Holding AG, 6.75%, 2012 (b)	448,559
500	M	Tekni-Plex, Inc., 8.75%, 2013 (a)	292,500
475	M	Verso Paper Holdings, LLC, 6.943%, 2014 (c)	140,125

			1,172,434

		Gaming/Leisure—5.3%
750	M	Circus & Eldorado/Silver Legacy, 10.125%, 2012	483,750
500	M	Isle of Capri Casinos, Inc., 7%, 2014	215,000
780	M	Mandalay Resort Group, 6.375%, 2011	549,900
1,040	M	MGM Mirage, Inc., 6.625%, 2015	639,600
200	M	Pinnacle Entertainment, Inc., 7.5%, 2015	117,000
1,055	M	Speedway Motorsports, Inc., 6.75%, 2013	764,875
500	M	Station Casinos, Inc., 6.875%, 2016	31,250

			2,801,375

		Health Care—10.4%
		Alliance Imaging, Inc.:
200	M	7.25%, 2012	171,000
450	M	7.25%, 2012	384,750
625	M	Community Health Systems, 8.875%, 2015	578,125
500	M	Cooper Companies, Inc., 7.125%, 2015	422,500
900	M	DaVita, Inc., 7.25%, 2015	859,500
520	M	Fisher Scientific International, Inc., 6.125%, 2015	458,840
600	M	Genesis Health Ventures, Inc., 9.75%, 2011 (d)(e)	375
800	M	HCA, Inc., 6.75%, 2013	508,000
1,000	M	Omnicare, Inc., 6.875%, 2015	825,000
343	M	Res-Care, Inc., 7.75%, 2013	281,260
		Tenet Healthcare Corp.:
550	M	7.375%, 2013	394,625
250	M	9.25%, 2015 (a)	202,500
600	M	Universal Hospital Services, Inc., 5.943%, 2015 (c)	369,000

			5,455,475

		Housing—1.5%
320	M	Beazer Homes USA, Inc., 6.875%, 2015	110,400
900	M	Builders FirstSource, Inc., 6.399%, 2012 (c)	297,000
100	M	NTK Holdings, Inc., 0%—10.75%, 2014 (a)(f)	22,000
220	M	Ply Gem Industries, Inc., 9%, 2012 (a)	53,900

44

Principal
Amount		Security	Value

		Housing (continued)
$ 500	M	Realogy Corp., 12.375%, 2015 (a)	$ 70,000
		William Lyon Homes, Inc.:
500	M	7.625%, 2012	132,500
300	M	10.75%, 2013	76,500

			762,300

		Information Technology—2.7%
850	M	Belden CDT, Inc., 7%, 2017	641,750
500	M	Exodus Communications, Inc., 10.75%, 2009 (d)(e)	313
		Freescale Semiconductor, Inc.:
750	M	9.125%, 2014	176,250
125	M	10.125%, 2016 (a)	51,875
500	M	Iron Mountain, Inc., 8%, 2020	403,750
		Sanmina – SCI Corp.:
125	M	4.74625%, 2014 (b)(c)	68,125
200	M	8.125%, 2016	79,000

			1,421,063

		Investment/Finance Companies—1.2%
700	M	LaBranche & Co., Inc., 11%, 2012	612,500

		Manufacturing—1.5%
260	M	Case New Holland, Inc., 7.125%, 2014	185,900
250	M	ESCO Corp., 8.625%, 2013 (b)	176,250
500	M	Terex Corp., 8%, 2017	427,500

			789,650

		Media-Broadcasting—2.6%
1,250	M	Block Communications, Inc., 8.25%, 2015 (b)	831,250
600	M	LBI Media, Inc., 8.5%, 2017 (b)	213,000
320	M	Nexstar Finance Holding LLC, 11.375%, 2013	139,421
224	M	Sinclair Broadcasting Group, Inc., 8%, 2012	169,120
		Young Broadcasting, Inc.:
476	M	10%, 2011	7,140
600	M	8.75%, 2014	9,000

			1,368,931

45

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2008

Principal
Amount		Security	Value

		Media-Cable TV—9.0%
$1,255	M	Adelphia Communications Escrow Bond, 10.25%, 2011 (d)	$ 42,356
850	M	Atlantic Broadband Finance, LLC, 9.375%, 2014	586,500
1,000	M	Cablevision Systems Corp., 8%, 2012	895,000
		Charter Communications Holdings, LLC:
1,281	M	10%, 2009	899,902
250	M	11.75%, 2011	31,250
		CSC Holdings, Inc.:
250	M	8.125%, 2009	249,375
125	M	6.75%, 2012	115,000
1,060	M	Echostar DBS Corp., 6.375%, 2011	988,450
1,000	M	Mediacom LLC/Mediacom Capital Corp., 7.875%, 2011	786,250
200	M	Quebecor Media, Inc., 7.75%, 2016	136,000

			4,730,083

		Media-Diversified—2.4%
800	M	Cenveo, Inc., 7.875%, 2013	422,000
100	M	Deluxe Corp., 7.375%, 2015	60,500
1,125	M	Idearc, Inc., 8%, 2016	90,000
		MediaNews Group, Inc.:
375	M	6.875%, 2013	25,781
400	M	6.375%, 2014	27,500
650	M	R.H. Donnelley Corp., 8.875%, 2017	100,750
800	M	Universal City Development Partners, Ltd., 11.75%, 2010	518,000

			1,244,531

		Metals/Mining—1.5%
250	M	Metals USA, Inc., 11.125%, 2015	148,750
830	M	Russell Metals, Inc., 6.375%, 2014	643,250

			792,000

		Retail-General Merchandise—2.3%
650	M	GSC Holdings Corp., 8%, 2012	607,750
900	M	Neiman Marcus Group, Inc., 10.375%, 2015 (a)	391,500
500	M	Yankee Acquisition Corp., 9.75%, 2017 (a)	212,500

			1,211,750

46

Principal
Amount
or Shares			Security	Value

			Services—7.3%
			Allied Waste NA, Inc.:
$ 200	M		7.875%, 2013	$ 190,169
1,000	M		7.375%, 2014	946,010
750	M		6.875%, 2017	698,581
550	M		Ashtead Capital, Inc., 9%, 2016 (b)	286,000
550	M		First Data Corp., 9.875%, 2015	335,500
			United Rentals, Inc.:
323	M		6.5%, 2012	256,984
650	M		7%, 2014	399,750
1,000	M		Waste Services, Inc., 9.5%, 2014	715,000

				3,827,994

			Telecommunications—1.7%
750	M		Citizens Communications Co., 7.125%, 2019	506,250
500	M		Qwest Communications International, Inc., 7.5%, 2014	360,000

				866,250

			Utilities—2.6%
750	M		Dynegy Holdings, Inc., 7.75%, 2019	521,250
400	M		Energy Future Holdings Corp., 10.875%, 2017 (b)	286,000
625	M		NRG Energy, Inc., 7.375%, 2017	576,563

				1,383,813

			Wireless Communications—2.3%
1,000	M		Nextel Communications, Inc., 5.95%, 2014	420,379
800	M		Rogers Wireless, Inc., 6.375%, 2014	761,294

				1,181,673

Total Value of Corporate Bonds (cost $72,448,677)				45,795,225

			COMMON STOCKS—1.7%
			Media-Broadcasting—.2%
32,500			Sinclair Broadcasting Group, Inc.	100,750

			Media-Cable TV—1.1%
1,253,066		*	Adelphia Recovery Trust	16,916
25,940		*	Time Warner Cable, Inc. – Class “A”	556,413

				573,329

47

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2008

Shares,
Warrants
or Principal
Amount			Security	Value

			Media-Diversified—.0%
2,500		*	MediaNews Group, Inc. – Class “A” (e)	$ 25

			Telecommunications—.4%
25,000			Frontier Communications Corp.	218,500
3		*	Viatel Holding (Bermuda), Ltd. (e)	11
5,970		*	World Access, Inc.	2

				218,513

Total Value of Common Stocks (cost $1,945,595)				892,617

			WARRANTS—.0%
			Telecommunication Services
250		*	GT Group Telecom, Inc. (expiring 2/1/10) (cost $22,587) (b)(e)	—

			SHORT-TERM INVESTMENTS—6.6%
			Money Market Fund
$3,470	M		First Investors Cash Reserve Fund, 1.39%
			(cost $3,470,000) (g)	3,470,000

			REPURCHASE AGREEMENTS—2.8%
1,470	M		Barclays Bank PLC, .05%, dated 12/31/08, to be
			repurchased at $1,470,004 on 1/2/09 (collateralized by
			Freddie Mac 4.15%, 1/29/13, valued at $1,499,879)
			(cost $1,470,000) (h)	1,470,000

48

Principal
Amount		Security	Value

		SHORT-TERM TAX EXEMPT INVESTMENTS—1.6%
		Auction Rate Securities (i)
$475	M	New York State Twy. Auth. Svc. Contract Rev.,
		1.173%, 2021	$ 475,000
350	M	Winter Park, FL Elec. Rev. Bonds, .807%, 2034	350,000

Total Value of Short-Term Tax Exempt Investments (cost $825,000)			825,000

Total Value of Investments (cost $80,181,859)		100.0%	52,452,842
Other Assets, Less Liabilities		—	17,388

Net Assets		100.0%	$52,470,230

*	Non-income producing
(a)	Loaned security; a portion or all of the security is on loan as of December 31, 2008
(see Note 1G).
(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).
(c)	Interest rates on adjustable rate bonds are determined and reset quarterly by the indentures. The interest rates above are the rates in effect on December 31, 2008.
(d)	In default as to principal and/or interest payment.
(e)	Securities valued at fair value (see Note 1A).
(f)	Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date)
(g)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).
(h)	Collateral for securities loaned.
(i)	Interest rates on auction rate securities are determined and reset periodically by the issuer and are the rates in effect at December 31, 2008.

See notes to financial statements	49

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –41.89%, including dividends of 3.9 cents per share and capital gains of $2.65 per share.

Challenging financial and economic conditions hurt investor confidence in 2008, creating opportunities in the marketplace. During the period, and the fourth quarter in particular, many investors sold indiscriminately, pushing valuations lower, and creating opportunities for investors who recognized them as such. The Fund took advantage of pricing weakness by adding companies that it believed to be positioned to deliver strong performance over the intermediate- and longer-term — companies that previously were too richly priced for inclusion in the Fund’s portfolio. The Fund also added to current positions, concentrating its positions in select high quality names.

The Fund outperformed its benchmark, the MSCI EAFE Index, during the reporting period, though absolute returns were still significantly negative. The Fund’s stock selection in developed countries, such as Switzerland, Spain and France, made strong positive contributions to relative performance during the period. Among the top individual contributors were Synthes, a Swiss health care company; Red Electrica, which owns and operates most of Spain’s power transmission grid; Essilor, France’s leading producer of ophthalmic lenses, coatings, products and supplies and Air Liquide, a French company and world leader in the supply of industrial and medical gases. RWE, a German utilities company, was also a key contributor to relative outperformance in Germany during the period. The Fund was underweight financials compared to its benchmark, which also helped relative performance during the year.

The Fund had meaningful positions in companies in emerging markets, particularly India. This overweight position in India hurt relative performance during the period, though the poor performance was offset by the stronger relative performance of holdings in developed countries. Going forward, we expect emerging markets’ share of global growth to continue to increase. Although these countries’ short-term performance may be tempered by the forces of global recession, they do not have the structural problems of more developed countries. We particularly like countries such as India that are less reliant on exports to developed countries.

50

During the period, the Fund reduced its very aggressive position in the energy sector, finishing the year with a sector weighting roughly in line with that of the Index. However, stock selection still hurt the sector, and energy was the worst performing sector in the Fund on a relative basis.

Although many of the issues that have affected the stock market remain unresolved, relatively attractive equity valuations have presented the Fund with increased buying opportunities. While difficult in the short-term, volatile markets have the potential to benefit patient, long-term investors.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Rajiv Jain
Portfolio Manager

January 30, 2009

51

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$664.39	$4.06
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.26	$4.93

*	Expenses are equal to the annualized expense ratio of .97%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

52

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/98 with a theoretical investment in the MSCI EAFE Index (Net) (the “Index”). The Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The Indices are unmanaged and it is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI EAFE Index (Net) figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

53

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—92.4%
		United Kingdom—16.3%
89,192		BG Group PLC	$ 1,234,559
167,201		British American Tobacco PLC	4,361,750
100,296		Diageo PLC	1,409,245
86,365		Imperial Tobacco Group PLC	2,306,896
51,155		Reckitt Benckiser Group PLC	1,916,827
513,348		Tesco PLC	2,673,019

			13,902,296

		India—10.8%
104,007	*	Bharti Airtel, Ltd.	1,533,148
33,423		HDFC Bank, Ltd. (ADR)	2,385,734
228,974		Hindustan Unilever, Ltd.	1,183,857
67,000		Housing Development Finance Corporation, Ltd.	2,050,326
308,900		ITC, Ltd.	1,092,682
52,104		United Spirits, Ltd.	952,596

			9,198,343

		Switzerland—10.2%
493		Lindt & Spruengli AG	922,438
79,860		Nestle SA – Registered	3,162,308
16,700		Novartis AG – Registered	836,360
17,258		Roche Holding AG – Genusscheine	2,671,834
8,800		Synthes, Inc.	1,115,892

			8,708,832

		Spain—8.5%
177,820		Enagas	3,926,493
65,800		Red Electrica Corporacion SA	3,354,267

			7,280,760

		Japan—7.9%
2,700		Nintendo Company, Ltd.	1,031,810
58,700		Secom Company, Ltd.	3,029,066
90,500		Tokio Marine Holdings, Inc.	2,681,464

			6,742,340

54

Shares	Security	Value

	Brazil—5.8%
123,625	Banco Itau Holding Financeira SA (ADR)	$1,434,050
16,500	Companhia de Bebidas das Americas (ADR)	731,115
25,400	Petroleo Brasileiro SA – Petrobras (ADR)	518,414
36,135	Petroleo Brasileiro SA – Petrobras (ADR)	884,946
28,900	Redecard SA	318,495
54,008	Souza Cruz SA	1,021,335

		4,908,355

	France—5.6%
12,172	Air Liquide SA	1,114,704
32,259	Essilor International SA	1,515,365
38,952	Total SA	2,141,547

		4,771,616

	United States—5.3%
104,800	Philip Morris International, Inc.	4,559,848

	Australia—5.0%
116,800	Coca-Cola Amatil, Ltd.	750,568
84,404	QBE Insurance Group, Ltd.	1,525,460
108,762	Woolworths, Ltd.	2,027,999

		4,304,027

	Netherlands—4.4%
43,477	Core Laboratories NV	2,602,533
47,228	Unilever NV-CVA	1,144,710

		3,747,243

	Denmark—3.0%
49,984	Novo Nordisk A/S – Series “B”	2,578,369

	China—2.0%
37,029	China Mobile, Ltd.	375,701
14,300	China Mobile, Ltd. (ADR)	727,155
624,684	CNOOC, Ltd.	594,184

		1,697,040

55

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2008

Shares or
Principal
Amount			Security	Value

			Mexico—1.9%
20,324			America Movil SAB de CV (ADR) – Series “L”	$ 629,841
33,300			Fomento Economico Mexicano, SAB de CV (ADR)	1,003,329

				1,633,170

			Norway—1.0%
131,613			Orkla ASA	875,715

			South Korea—1.0%
13,457		*	KT&G Corporation	851,203

			Canada—1.0%
21,500			Canadian Natural Resources, Ltd.	847,983

			Germany—1.0%
9,479			RWE AG	837,005

			Netherlands Antilles—.9%
2,537			Schlumberger, Ltd.	104,996
14,917			Schlumberger, Ltd. (ADR)	631,437

				736,433

			Hong Kong—.8%
38,532			Jardine Matheson Holdings, Ltd.	714,481

			Luxembourg—.0%
1,984		*	Reinet Investments SCA	19,305

Total Value of Common Stocks (cost $90,076,222)				78,914,364

			SHORT-TERM INVESTMENTS—3.5%
			Money Market Fund
$2,995	M		First Investors Cash Reserve Fund, 1.39% (cost $2,995,000)**	2,995,000

Total Value of Investments (cost $93,071,222)			95.9%	81,909,364
Other Assets, Less Liabilities			4.1	3,466,668

Net Assets			100.0%	$85,376,032

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

Summary of Abbreviations:

ADR American Depositary Receipts

56	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –11.60%, including dividends of 57.0 cents per share.

The Fund invests primarily in investment grade fixed income securities. While the majority of the Fund’s holdings are investment grade corporate bonds, the Fund also generally had positions in each of the following types of fixed income securities during the reporting period: mortgage-backed bonds issued by Fannie Mae and Freddie Mac, U.S. government agency securities, U.S. Treasury notes and high-yield, high-risk corporate bonds. In addition, the Fund had investments in preferred stocks. The Fund did not invest in subprime mortgage-backed securities, commercial mortgage-backed securities or structured finance products during the reporting period.

At the beginning of 2008, investment grade corporate bond market valuations appeared attractive by historical standards, compared to other fixed income asset classes. However, the ongoing global credit crunch drove investors to safe haven investments, such as U.S. Treasury notes, agency debts and conventional mortgage-backed securities. As a result, those assets enjoyed substantial positive performance for the year while corporate bonds in general suffered heavy losses.

Relative to the Merrill Lynch U.S. Corporate Master Index, the Fund’s performance was negatively affected by the price decline of certain securities issued by financial institutions that experienced extreme distress during the course of the year. In particular, positions in AIG and Lehman Brothers detracted from the Fund’s performance. In addition, the Fund’s investments in preferred stock also contributed to its underperformance relative to the Index.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Steve Chan
Portfolio Manager

January 30, 2009

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income,
First Investors Management Company, Inc.

57

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$891.05	$3.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.42	$3.76

*	Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

58

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/98 with a theoretical investment in the Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade Corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year,
Five Years and Ten Years would have been (11.73%), .29% and 3.11%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch U.S. Corporate Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

59

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—74.1%
		Automotive—2.4%
$1,000	M	Daimler Chrysler NA Holdings Corp., 6.5%, 2013	$ 780,774

		Chemicals—1.9%
300	M	Air Products & Chemicals, Inc., 4.125%, 2010	296,965
300	M	Cabot Corp., 5.25%, 2013 (a)	316,303

			613,268

		Consumer Durables—.9%
350	M	Black & Decker Corp., 5.75%, 2016	294,246

		Consumer Non-Durables—1.1%
300	M	Newell Rubbermaid, Inc., 6.75%, 2012	285,673
65	M	Procter & Gamble Co., 4.6%, 2014	68,190

			353,863

		Energy—10.4%
300	M	Canadian Natural Resources, Ltd., 5.9%, 2018	259,630
150	M	Kinder Morgan Finance Co., 5.35%, 2011	134,625
200	M	Nabors Industries, Inc., 6.15%, 2018	172,355
300	M	Nexen, Inc., 5.05%, 2013	277,081
300	M	Northern Border Pipeline Co., 7.1%, 2011	293,614
269	M	Pacific Energy Partners LP, 7.125%, 2014	235,207
800	M	Rockies Express Pipeline, 6.25%, 2013 (a)	788,410
60	M	Shell International Finance, 6.375%, 2038	67,739
700	M	Spectra Energy Capital, LLC, 6.2%, 2018	608,449
200	M	Suncor Energy, Inc., 6.85%, 2039	159,552
400	M	TransOcean, Inc., 6%, 2018	364,944

			3,361,606

		Financial Services—9.7%
375	M	Amvescap PLC, 5.375%, 2013	333,370
300	M	Citigroup, Inc., 5.5%, 2013	292,378
650	M	CoBank, ACB, 7.875%, 2018 (a)	657,698
200	M	Compass Bank, 6.4%, 2017	165,550
300	M	Fleet Capital Trust II, 7.92%, 2026	262,554
300	M	Hibernia Corp., 5.35%, 2014	251,824
400	M	Royal Bank of Scotland Group PLC, 5%, 2014	343,285

60

Principal
Amount		Security	Value

		Financial Services (continued)
		Sun Trust Banks, Inc.:
$400	M	7.25%, 2018	$ 421,169
445	M	5.853%, 2049	240,438
200	M	Wachovia Corp., 5.5%, 2013	197,956

			3,166,222

		Financials—8.4%
		American General Finance Corp.:
125	M	8.125%, 2009	93,890
200	M	6.9%, 2017	86,662
355	M	ERAC USA Finance Enterprise Co., 8%, 2011 (a)	333,171
252	M	Ford Motor Credit Co., 9.75%, 2010	201,670
400	M	HSBC Finance Corp., 4.75%, 2010	396,608
400	M	Lehman Brothers Holdings, Inc., 5.625%, 2013 (b)	40,000
800	M	Merrill Lynch & Co., 5.45%, 2013	769,687
900	M	Morgan Stanley, 6.625%, 2018	790,865

			2,712,553

		Food/Beverage/Tobacco—3.0%
350	M	Bunge Limited Finance Corp., 5.875%, 2013	237,853
200	M	Cargill, Inc., 6%, 2017 (a)	179,627
150	M	ConAgra Foods, Inc., 6.75%, 2011	151,721
400	M	Philip Morris International, Inc., 5.65%, 2018	397,246

			966,447

		Food/Drug—1.5%
300	M	Kroger Co., 6.75%, 2012	303,027
200	M	Safeway, Inc., 6.5%, 2011	200,688

			503,715

		Gaming/Leisure—.3%
125	M	MGM Mirage, Inc., 8.5%, 2010	105,625

		Housing—.8%
250	M	D.R. Horton, Inc., 8%, 2009	249,375

		Industrials—.5%
310	M	Harley-Davidson Funding Corp., 6.8%, 2018 (a)	167,522

61

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2008

Principal
Amount		Security	Value

		Information Technology—.7%
$250	M	Xerox Corp., 6.875%, 2011	$ 216,224

		Manufacturing—2.6%
250	M	Briggs & Stratton Corp., 8.875%, 2011	233,750
300	M	Crane Co., 6.55%, 2036	233,369
123	M	Hanson Australia Funding, Ltd., 5.25%, 2013	41,852
125	M	Ingersoll-Rand Co., 9%, 2021	138,534
110	M	John Deere Capital Corp., 5.5%, 2017	105,120
90	M	United Technologies Corp., 6.125%, 2019	96,473

			849,098

		Media-Broadcasting—1.6%
250	M	Comcast Cable Communications, Inc., 7.125%, 2013	245,834
300	M	Cox Communications, Inc., 4.625%, 2013	260,251

			506,085

		Media-Diversified—9.9%
400	M	Dun & Bradstreet Corp., 6%, 2013	378,164
200	M	McGraw-Hill Cos., Inc., 5.9%, 2017	168,672
800	M	News America, Inc., 5.3%, 2014	737,710
500	M	Thomson Reuters Corp., 5.95%, 2013	465,964
		Time Warner Cable, Inc.:
570	M	6.2%, 2013	539,675
300	M	6.75%, 2018	289,337
450	M	Time Warner, Inc., 6.875%, 2012	432,627
200	M	Walt Disney Co., 4.5%, 2013	201,541

			3,213,690

		Metals/Mining—1.6%
200	M	Alcoa, Inc., 6%, 2012	181,837
500	M	ArcelorMittal, 6.125%, 2018	342,927

			524,764

		Real Estate Investment Trusts—1.3%
270	M	AvalonBay Communities, Inc., 7.5%, 2010	248,056
185	M	Duke Weeks Realty Corp., 7.75%, 2009	172,394

			420,450

62

Principal
Amount		Security	Value

		Telecommunications—6.3%
$1,000	M	Deutsche Telekom International Finance BV, 5.875%, 2013	$ 990,104
250	M	GTE Corp., 6.84%, 2018	253,646
300	M	SBC Communications, Inc., 6.25%, 2011	306,904
250	M	Sprint Capital Corp., 6.375%, 2009	248,457
250	M	Vodafone AirTouch PLC, 7.75%, 2010	255,571

			2,054,682

		Transportation—1.4%
500	M	Burlington Northern Santa Fe Corp., 4.3%, 2013	464,485

		Utilities—6.6%
750	M	E. ON International Finance BV, 5.8%, 2018 (a)	702,460
400	M	Entergy Gulf States, Inc., 5.25%, 2015	341,802
218	M	Great River Energy Co., 5.829%, 2017 (a)	182,817
		NiSource Finance Corp.:
200	M	7.875%, 2010	183,094
400	M	6.15%, 2013	308,480
100	M	OGE Energy Corp., 5%, 2014	93,589
305	M	Public Service Electric & Gas Co., 6.75%, 2016	325,500

			2,137,742

		Waste Management—1.2%
100	M	Allied Waste NA, Inc., 5.75%, 2011	93,795
300	M	Waste Management, Inc., 6.875%, 2009	298,634

			392,429

Total Value of Corporate Bonds (cost $26,831,292)			24,054,865

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—5.7%
500	M	Fannie Mae, 4.02%, 2015	513,144
925	M	Federal Farm Credit Bank, 5.37%, 2018	938,750
400	M	Federal Home Loan Bank, 4.05%, 2013	400,895

Total Value of U.S. Government Agency Obligations (cost $1,801,499)			1,852,789

		U.S. GOVERNMENT OBLIGATIONS—5.2%
238	M	FDA Queens LP, 6.99%, 2017 (a)	285,748
1,200	M	U.S. Treasury Note, 4%, 2018	1,386,095

Total Value of U.S. Government Obligations (cost $1,513,329)			1,671,843

63

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2008

Principal
Amount
or Shares		Security	Value

		MORTGAGE-BACKED CERTIFICATES—4.3%
		Fannie Mae—3.5%
$199	M	5.5%, 10/1/2038	$ 204,716
894	M	6%, 9/1/2037 – 11/1/2038	921,794

			1,126,510

		Freddie Mac—.8%
250	M	5%, 6/1/2038	255,508

Total Value of Mortgage-Backed Certificates (cost $1,360,286)			1,382,018

		PREFERRED STOCKS—2.8%
		Financial Services
35,000		Citigroup, Inc. – Series “AA”, 8.125%, 2049	558,250
400,000		JPMorgan Chase & Co., 7.9%, 2049	333,610

Total Value of Preferred Stocks (cost $1,265,073)			891,860

		MUNICIPAL BONDS—2.0%
$500	M	Miami-Dade Cnty. FL, Wtr. & Swr. Rev., 5.125%, 2025	498,570
245	M	Tobacco Settlement Fin. Auth. West Virginia – Series “A”,
		7.467%, 2047	140,412

Total Value of Municipal Bonds (cost $723,543)			638,982

		U.S. GOVERNMENT FDIC GUARANTEED DEBT—.6%
200	M	American Express Bank FSB, 3.15%, 2011 (cost $199,845)	201,732

		PASS THROUGH CERTIFICATES—.3%
		Transportation
51	M	American Airlines, Inc., 7.377%, 2019	20,844
151	M	Continental Airlines, Inc., 8.388%, 2020	89,337

Total Value of Pass Through Certificates (cost $202,521)			110,181

64

Principal
Amount		Security	Value

		SHORT-TERM INVESTMENTS—3.0%
		Money Market Fund
$985	M	First Investors Cash Reserve Fund, 1.39% (cost $985,000) (c)	$ 985,000

Total Value of Investments (cost $34,882,388)		98.0%	31,789,270
Other Assets, Less Liabilities		2.0	654,068

Net Assets		100.0%	$32,443,338

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).
(b) In default as to principal and/or interest payment
(c) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

See notes to financial statements	65

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –41.47%, including dividends of 1.4 cents per share and capital gains of 8.9 cents per share.

The Fund’s performance was driven principally by the financial crisis that unfolded over the year. Historic levels of economic turbulence, and the interventions by the Federal Reserve and U.S. Treasury that followed, caused investors to focus on stocks perceived to have relatively low downside risk. Among the factors driving the best performing stocks over the period were low beta, high dividend yield and high earnings quality. By contrast, positive earnings surprises, usually among the factors driving positive relative performance in most economic and stock market environments, were a negative factor in 2008.

The Fund’s underperformance relative to the Russell 3000 Growth Index was attributable to stock selection in the industrials and health care sectors. Compared to its benchmark, the Fund was overweight financials, which also detracted from performance. The three worst performing holdings in the portfolio during the period were oil and drilling manufacturer National Oilwell Varco, exchange company NASDAQ OMX Group and agricultural equipment manufacturer AGCO.

Relative to the Index, the Fund was slightly overweight energy and underweight technology, which aided performance. Stock selection within materials boosted relative performance in that sector. The three best performing holdings in the portfolio were higher education provider Apollo Group, bank holding company UnionBanCal and defense and aerospace systems supplier Raytheon.

The Fund maintained a diverse market capitalization allocation during the year, ending with 50% large-cap, 33% mid-cap and 17% small-cap stocks, according to Lipper’s market capitalization ranges. During the period, market-cap weighting had little impact on performance, as investors sold indiscriminately across all categories.

66

Although many of the issues that have affected the stock market remain unresolved, relatively attractive equity valuations have presented the Fund with increased buying opportunities. While difficult in the short-term, volatile markets have the potential to benefit patient, long-term investors.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

John D. Brim
Portfolio Manager

January 30, 2009

67

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$676.34	$3.83
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.57	$4.62

*	Expenses are equal to the annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

68

Cumulative Performance Information (unaudited)

SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 11/8/99 (inception date) with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Growth Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

69

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—98.1%
		Consumer Discretionary—14.1%
10,400	*	Aeropostale, Inc.	$ 167,440
3,200	*	Apollo Group, Inc. – Class “A”	245,184
1,500	*	AutoZone, Inc.	209,205
7,200		Family Dollar Stores, Inc.	187,704
3,700		McDonald’s Corporation	230,103
830		Strayer Education, Inc.	177,960

			1,217,596

		Consumer Staples—14.1%
4,500		Church & Dwight Company, Inc.	252,540
4,065		Colgate-Palmolive Company	278,615
3,600		General Mills, Inc.	218,700
3,500		Procter & Gamble Company	216,370
4,600		Wal-Mart Stores, Inc.	257,876

			1,224,101

		Energy—8.5%
8,000	*	Cameron International Corporation	164,000
2,900		ExxonMobil Corporation	231,507
4,600	*	National-Oilwell Varco, Inc.	112,424
10,500		Valero Energy Corporation	227,220

			735,151

		Financials—6.9%
4,400		Aon Corporation	200,992
5,775		JPMorgan Chase & Company	182,086
8,600	*	NASDAQ OMX Group, Inc.	212,506

			595,584

		Health Care—19.8%
3,615		Becton, Dickinson & Company	247,230
9,200		Bristol-Myers Squibb Company	213,900
2,600		Cephalon, Inc.	200,304
4,100	*	Express Scripts, Inc.	225,418
1,095	*	Intuitive Surgical, Inc.	139,054

70

Shares		Security		Value

		Health Care (continued)
9,600		Omnicare, Inc.		$ 266,496
5,900	*	OSI Pharmaceuticals, Inc.		230,395
5,400	*	Varian Medical Systems, Inc.		189,216

				1,712,013

		Industrials—9.4%
3,800	*	Jacobs Engineering Group, Inc.		182,780
4,200		Norfolk Southern Corporation		197,610
4,400		Raytheon Company		224,576
3,900		United Technologies Corporation		209,040

				814,006

		Information Technology—20.8%
4,585	*	Affiliated Computer Services, Inc.		210,681
8,700	*	BMC Software, Inc.		234,117
6,100		Harris Corporation		232,105
6,700		Hewlett-Packard Company		243,143
12,167	*	Juniper Networks, Inc.		213,044
7,050	*	McAfee, Inc.		243,718
12,900	*	NCR Corporation		182,406
12,200	*	SAIC, Inc.		237,656

				1,796,870

		Materials—2.6%
8,900	*	Pactiv Corporation		221,432

		Utilities—1.9%
3,400		FirstEnergy Corporation		165,172

Total Value of Common Stocks (cost $9,625,990)			98.1%	8,481,925
Other Assets, Less Liabilities			1.9	163,655

Net Assets			100.0%	$8,645,580

* Non-income producing

See notes to financial statements	71

Portfolio Manager’s Letter
TARGET MATURITY 2010 FUND
TARGET MATURITY 2015 FUND

Dear Investor:

This is the annual report for the First Investors Life Target Maturity 2010 Fund and the First Investors Life Target Maturity 2015 Fund for the year ended December 31, 2008. During the period, the Funds’ returns on a net asset value basis were 7.33% for Life Target Maturity 2010 and 14.56% for Life Target Maturity 2015, including dividends of 70.3 cents and 58.1 cents per share, respectively. Returns for Life Target Maturity 2010 also include capital gains of 4.6 cents per share.

The Funds’ investment objective is to seek a predictable compounded return for the investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. The primary factor affecting the performance of the Funds was the decline in U.S. Treasury interest rates during the year to the lowest level in generations.

During the year, short- and intermediate-term benchmark U.S. Treasury interest rates fell over 200 basis points (2%). Falling interest rates caused the price of the Funds’ holdings to rise. Reflecting the higher interest rate sensitivity of longer-term bonds, the Target Maturity 2015 Fund had a higher return than the Target Maturity 2010 Fund.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

January 30, 2009

72

Fund Expenses (unaudited)
TARGET MATURITY 2010 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$1,048.97	$3.81
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.42	$3.76

*	Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

73

Cumulative Performance Information (unaudited)
TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2010 Fund and the Citigroup Treasury/ Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2010 Fund beginning 12/31/98 with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year,
Five Years and Ten Years would have been 7.17%, 4.43% and 5.41% respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Citigroup Treasury/Government Sponsored Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

74

Portfolio of Investments
TARGET MATURITY 2010 FUND
December 31, 2008

Principal		Effective
Amount		Security	Yield	†	Value

		U.S. GOVERNMENT AGENCY ZERO COUPON
		OBLIGATIONS—72.1%
		Agency For International Development – Israel:
$ 1,303	M	8/15/2010	.61%		$ 1,290,210
495	M	9/15/2010	.60		489,988
		Fannie Mae:
1,260	M	8/7/2010	1.02		1,239,612
800	M	12/15/2010	1.12		782,661
1,100	M	Freddie Mac, 9/15/2010	1.11		1,079,337
500	M	Government Trust Certificate – Israel Trust, 11/15/2010	.64		494,008
2,031	M	Government Trust Certificate – Turkey Trust, 11/15/2010	.64		2,006,660
1,400	M	Resolution Funding Corporation, 1/15/2011	1.12		1,368,415
1,250	M	Tennessee Valley Authority, 11/1/2010	.82		1,231,382

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $9,056,535)					9,982,273

		U.S. GOVERNMENT ZERO COUPON
		OBLIGATIONS—28.0%
3,900	M	U.S. Treasury Strips, 11/15/2010 (cost $3,441,451)	.39		3,871,292

Total Value of Investments (cost $12,497,986)		100.1%			13,853,565
Excess of Liabilities Over Other Assets		(.1)			(8,536)

Net Assets		100.0%			$ 13,845,029

†	The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2008.

See notes to financial statements	75

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$1,115.02	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.72	$3.46

*	Expenses are equal to the annualized expense ratio of .68%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

76

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Target Series Maturity 2015 Fund beginning 11/8/99 (inception date) with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year,
Five Years and Since Inception would have been 14.39%, 7.54% and 8.88%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Citigroup Treasury/Government Sponsored Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

77

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2008

Principal			Effective
Amount		Security	Yield	†	Value

		U.S. GOVERNMENT AGENCY ZERO COUPON
		OBLIGATIONS—52.6%
		Agency For International Development – Israel:
$ 698	M	9/15/2015	2.73%		$ 581,879
2,784	M	11/15/2015	2.60		2,331,191
		Fannie Mae:
243	M	8/12/2015	3.12		198,002
600	M	9/23/2015	3.14		486,500
4,643	M	11/15/2015	3.03		3,777,132
650	M	Federal Judiciary Office Building, 2/15/2015	2.71		551,109
		Freddie Mac:
550	M	3/15/2015	3.25		450,309
930	M	9/15/2015	3.26		748,869
830	M	9/15/2015	3.26		668,261
625	M	1/15/2016	3.28		497,014
210	M	Government Trust Certificate – Turkey Trust, 5/15/2015	2.88		175,008
200	M	International Bank for Reconstruction &
		Development, 2/15/2015	3.02		166,429
3,957	M	Resolution Funding Corporation, 10/15/2015	3.02		3,227,693
2,000	M	Tennessee Valley Authority, 11/1/2015	2.86		1,647,630

Total Value of U.S. Government Agency Zero Coupon Obligations
(cost $13,176,531)					15,507,026

		U.S. GOVERNMENT ZERO COUPON
		OBLIGATIONS—47.3%
16,325	M	U.S. Treasury Strips, 11/15/2015 (cost $11,394,465)	2.33		13,923,364

Total Value of Investments (cost $24,570,996)		99.9%			29,430,390
Excess of Liabilities Over Other Assets		.1			23,318

Net Assets		100.0%		$ 29,453,708

† The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2008.

78	See notes to financial statements

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Life Value Fund for the year ended December 31, 2008. During the period, the Fund’s return on a net asset value basis was –29.41%, including dividends of 28.7 cents per share.

The value of the Fund’s investments in all major economic sectors came under immense pressure as the U.S. economy and stock market accelerated their decline during the latter half of the year. The freezing up of the credit markets, which began with the subprime mortgage fallout in mid-2007, continued to be a drag on equity performance during the period. Despite the difficult investment environment, the Fund substantially outperformed its benchmark, the S&P 500 Index, during the period.

The primary reason for this relative outperformance was that the Fund’s investments in the financials sector lost less value than those in the Index. The Fund’s overweight position in consumer staples also made a positive contribution to relative performance. In addition, the Fund turned in good relative performance in the industrials, information technology and consumer discretionary sectors.

Within consumer staples, brewing company Anheuser-Busch made a strong positive contribution to performance. Compass Minerals International, a leading producer of inorganic minerals, and Investors Real Estate Trust, which owns a diversified portfolio of real estate properties in the upper Midwest, were also among the best performing holdings, each generating a substantial positive return.

While no sector generated a positive return during the period, the value of the Fund’s investments in the energy, materials and information technology sectors fell the most dramatically on an absolute basis. Within energy, the worst performing holdings included Marathon Oil and Diamond Offshore Drilling, while Dow Chemical detracted from performance in the materials sector.

Though the market has been experiencing an unprecedented period of volatility, the Fund has tried to use this instability as an opportunity to find good values, continuing to seek out companies that have solid balance sheets and a history of regularly paying out dividends.

79

Portfolio Manager’s Letter (continued)
VALUE FUND

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

January 30, 2009

80

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/08)	(12/31/08)	(7/1/08–12/31/08)*
Expense Examples
Actual	$1,000.00	$788.15	$3.82
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.32

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2008, and are based on the total value of investments.

81

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Value Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Value Fund beginning 12/31/98 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/08. During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total
Returns for Ten Years would have been (.25%).

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

82

Portfolio of Investments
VALUE FUND
December 31, 2008

Shares		Security	Value

		COMMON STOCKS—96.2%
		Consumer Discretionary—11.4%
13,500		bebe stores, inc.	$ 100,845
5,500		Best Buy Company, Inc.	154,605
13,300		Bob Evans Farms, Inc.	271,719
12,200		Carnival Corporation	296,704
11,900		CBS Corporation – Class “B”	97,461
16,500		Cinemark Holdings, Inc.	122,595
25,400		Family Dollar Stores, Inc.	662,178
5,000		Gannett Company, Inc.	40,000
10,900		Genuine Parts Company	412,674
11,800		H&R Block, Inc.	268,096
21,100		Home Depot, Inc.	485,722
6,100		J.C. Penney Company, Inc.	120,170
19,700		Leggett & Platt, Inc.	299,243
13,200		Lowe’s Companies, Inc.	284,064
20,100		Marine Products Corporation	112,962
11,800		McDonald’s Corporation	733,842
11,800		Newell Rubbermaid, Inc.	115,404
26,600		Pearson PLC (ADR)	253,764
24,600	*	Ruby Tuesday, Inc.	38,376
17,000		Staples, Inc.	304,640
15,400		Tiffany & Company	363,902
43,700		Time Warner, Inc.	439,622
28,000		Walt Disney Company	635,320
8,580		Wyndham Worldwide Corporation	56,199

			6,670,107

		Consumer Staples—17.8%
15,800		Avon Products, Inc.	379,674
20,000		Coca-Cola Company	905,400
2,200		Colgate-Palmolive Company	150,788
13,400		ConAgra Foods, Inc.	221,100
7,100		Costco Wholesale Corporation	372,750
10,200		Diageo PLC (ADR)	578,748
7,000		Estee Lauder Companies, Inc. – Class “A”	216,720
3,800		Fomento Economico Mexicano SA de CV (ADR)	114,494
12,100		H.J. Heinz Company	454,960
18,900		Hershey Company	656,586
13,100		Kimberly-Clark Corporation	690,894
35,300		Kraft Foods, Inc. – Class “A”	947,805
10,300		McCormick & Company, Inc.	328,158

83

Portfolio of Investments (continued)
VALUE FUND
December 31, 2008

Shares	Security	Value

15,000	PepsiAmericas, Inc.	$ 305,400
8,900	PepsiCo, Inc.	487,453
17,000	Philip Morris International, Inc.	739,670
7,700	Ruddick Corporation	212,905
7,800	Safeway, Inc.	185,406
37,500	Sara Lee Corporation	367,125
7,400	UST, Inc.	513,412
16,700	Walgreen Company	411,989
20,600	Wal-Mart Stores, Inc.	1,154,836

		10,396,273

	Energy—9.1%
11,400	Anadarko Petroleum Corporation	439,470
11,200	BP PLC (ADR)	523,488
12,812	Chevron Corporation	947,704
13,500	ConocoPhillips	699,300
6,600	Diamond Offshore Drilling, Inc.	389,004
4,800	ExxonMobil Corporation	383,184
4,800	Hess Corporation	257,472
22,400	Marathon Oil Corporation	612,864
11,700	Royal Dutch Shell PLC – Class “A” (ADR)	619,398
11,600	Tidewater, Inc.	467,132

		5,339,016

	Financials—17.3%
4,000	ACE, Ltd.	211,680
8,300	Allstate Corporation	271,908
9,700	Aon Corporation	443,096
10,000	Aspen Insurance Holdings, Ltd.	242,500
34,800	Bank Mutual Corporation	401,592
20,055	Bank of America Corporation	282,374
20,273	Bank of New York Mellon Corporation	574,334
15,179	Brookfield Asset Management, Inc. – Class “A”	231,783
5,594	Capital One Financial Corporation	178,393
9,622	Chubb Corporation	490,722
12,422	Cincinnati Financial Corporation	361,108
21,600	Citigroup, Inc.	144,936
10,000	Comerica, Inc.	198,500
6,900	EMC Insurance Group, Inc.	176,985
8,600	Erie Indemnity Company – Class “A”	323,618
10,600	Financial Select Sector SPDR Fund	133,772
19,100	First Potomac Realty Trust (REIT)	177,630

84

Shares	Security	Value

	Financials (continued)
19,100	Hudson City Bancorp, Inc.	$ 304,836
14,300	Invesco, Ltd.	206,492
42,800	Investors Real Estate Trust (REIT)	458,388
21,700	JPMorgan Chase & Company	684,201
12,800	KeyCorp	109,056
8,632	Lincoln National Corporation	162,627
9,600	Merrill Lynch & Company, Inc.	111,744
11,900	Morgan Stanley	190,876
25,700	NewAlliance Bancshares, Inc.	338,469
26,400	People’s United Financial, Inc.	470,712
10,300	Plum Creek Timber Company, Inc. (REIT)	357,822
9,400	PNC Financial Services Group, Inc.	460,600
10,700	Protective Life Corporation	153,545
3,700	State Street Corporation	145,521
3,500	SunTrust Banks, Inc.	103,390
25,600	U-Store-It Trust (REIT)	113,920
7,400	Waddell & Reed Financial, Inc. – Class “A”	114,404
18,400	Wells Fargo & Company	542,432
22,600	Westfield Financial, Inc.	233,232

		10,107,198

	Health Care—8.4%
15,700	Abbott Laboratories	837,909
4,300	Becton, Dickinson & Company	294,077
9,225	Covidien, Ltd.	334,314
12,100	GlaxoSmithKline PLC (ADR)	450,967
20,300	Johnson & Johnson	1,214,549
10,100	Medtronic, Inc.	317,342
10,900	Novartis AG (ADR)	542,384
38,300	Pfizer, Inc.	678,293
14,300	Schering-Plough Corporation	243,529

		4,913,364

	Industrials—10.7%
8,400	3M Company	483,336
1,800	Alexander & Baldwin, Inc.	45,108
6,400	Armstrong World Industries, Inc.	138,368
12,400	Avery Dennison Corporation	405,852
16,000	Dover Corporation	526,720
6,600	Emerson Electric Company	241,626
7,200	General Dynamics Corporation	414,648

85

Portfolio of Investments (continued)
VALUE FUND
December 31, 2008

Shares	Security	Value

	Industrials (continued)
32,200	General Electric Company	$ 521,640
15,000	Honeywell International, Inc.	492,450
5,100	Hubbell, Inc. – Class “B”	166,668
13,300	Illinois Tool Works, Inc.	466,165
7,000	ITT Corporation	321,930
8,170	Lawson Products, Inc.	186,685
7,700	Norfolk Southern Corporation	362,285
10,800	Pitney Bowes, Inc.	275,184
9,300	Textainer Group Holdings, Ltd.	98,580
6,625	Tyco International, Ltd.	143,100
10,000	United Parcel Service, Inc. – Class “B”	551,600
22,500	Werner Enterprises, Inc.	390,150

		6,232,095

	Information Technology—7.0%
16,300	Automatic Data Processing, Inc.	641,242
23,000	AVX Corporation	182,620
9,000	Bel Fuse, Inc. – Class “B”	190,800
18,200	Hewlett-Packard Company	660,478
12,700	Intel Corporation	186,182
3,300	International Business Machines Corporation	277,728
36,100	Methode Electronics, Inc.	243,314
30,100	Microsoft Corporation	585,144
16,850	Molex, Inc.	244,157
25,600	Nokia Corporation – Class “A” (ADR)	399,360
11,400	Texas Instruments, Inc.	176,928
10,125	Tyco Electronics, Ltd.	164,126
7,500	Xilinx, Inc.	133,650

		4,085,729

	Materials—5.9%
7,700	Air Products & Chemicals, Inc.	387,079
14,800	Alcoa, Inc.	166,648
8,400	Bemis Company, Inc.	198,912
6,000	Compass Minerals International, Inc.	351,960
23,300	Dow Chemical Company	351,597
22,300	DuPont (E.I.) de Nemours & Company	564,190
15,700	Glatfelter	146,010
10,900	Lubrizol Corporation	396,651
11,600	MeadWestvaco Corporation	129,804

86

Shares	Security	Value

	Materials (continued)
16,270	Myers Industries, Inc.	$ 130,160
6,400	PPG Industries, Inc.	271,552
14,900	Sonoco Products Company	345,084

		3,439,647

	Telecommunication Services—3.9%
31,910	AT&T, Inc.	909,435
13,232	D&E Communications, Inc.	88,654
4,730	Embarq Corporation	170,091
5,600	Telephone & Data Systems, Inc.	177,800
6,600	Telephone & Data Systems, Inc. – Special Shares	185,460
21,918	Verizon Communications, Inc.	743,020

		2,274,460

	Utilities—4.7%
4,450	American States Water Company	146,761
12,900	Duke Energy Corporation	193,629
6,700	FPL Group, Inc.	337,211
3,225	Integrys Energy Group, Inc.	138,610
17,000	MDU Resources Group, Inc.	366,860
28,300	NiSource, Inc.	310,451
9,200	ONEOK, Inc.	267,904
11,800	Portland General Electric Company	229,746
12,300	Southwest Gas Corporation	310,206
8,577	United Utilites Group PLC (ADR)	159,532
12,300	Vectren Corporation	307,623

		2,768,533

Total Value of Common Stocks (cost $61,341,968)		56,226,422

	PREFERRED STOCKS—.9%
	Financials—.2%
7,500	Citigroup Capital XVI , 6.45%, 2066 – Series “W”	105,150

	Telecommunication Services—.4%
10,200	AT&T, Inc., 6.375%, 2056	254,388

	Utilities—.3%
7,400	Entergy Louisiana, LLC., 7.6%, 2032	179,450

Total Value of Preferred Stocks (cost $629,707)		538,988

87

Portfolio of Investments (continued)
VALUE FUND
December 31, 2008

Principal
Amount		Security	Value

		SHORT-TERM INVESTMENTS—2.5%
		Money Market Fund
$1,480	M	First Investors Cash Reserve Fund, 1.39% (cost $1,480,000)**	$ 1,480,000

Total Value of Investments (cost $63,451,675)		99.6%	58,245,410
Other Assets, Less Liabilities		.4	194,657

Net Assets		100.0%	$58,440,067

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2008 (see Note 3).

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

88	See notes to financial statements

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89

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

		CASH			GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Assets
Investments in securities:
Cost — Unaffiliated issuers	$ 98,249,215	$ 12,826,553	$108,240,258	$ 23,321,122	$198,237,480	$ 76,711,859	*
Cost — Affiliated money market fund (Note 3)	2,975,000	—	9,765,000	—	3,620,000	3,470,000

Total cost of investments	$101,224,215	$ 12,826,553	$118,005,258	$ 23,321,122	$201,857,480	$ 80,181,859

Value — Unaffiliated issuers (Note 1A)	$103,427,285	$ 12,826,553	$ 91,253,775	$ 23,832,851	$151,126,044	$ 48,982,842	*
Value — Affiliated money market fund (Note 3)	2,975,000	—	9,765,000	—	3,620,000	3,470,000

Total value of investments	106,402,285	12,826,553	101,018,775	23,832,851	154,746,044	52,452,842

Cash	93,180	289,637	104,570	553,349	90,855	102,660
Receivables:
Investment securities sold	345,708	—	6,443	188,399	51,001	133,069
Interest and dividends	241,751	34,632	230,880	107,023	371,492	1,382,230
Trust shares sold	40,296	38,015	14,255	47,689	40,501	9,883
Other assets	1,134	688	1,508	138	1,995	5,401

Total Assets	107,124,354	13,189,525	101,376,431	24,729,449	155,301,888	54,086,085

Liabilities
Payables:
Collateral for securities loaned (Note 1G)	—	—	—	—	—	1,470,000
Investment securities purchased	55,552	—	340,141	615,432	319,455	—
Trust shares redeemed	54,081	108,310	165,473	2,519	168,586	86,117
Accrued advisory fees	70,582	3,872	65,370	12,914	100,612	34,441
Accrued expenses	21,387	4,298	23,050	6,696	17,164	25,297

Total Liabilities	201,602	116,480	594,034	637,561	605,817	1,615,855

Net Assets	$106,922,752	$ 13,073,045	$100,782,397	$ 24,091,888	$154,696,071	$ 52,470,230

Net Assets Consist of:
Capital paid in	$130,052,827	$ 13,073,045	$124,893,253	$ 23,287,998	$212,543,620	$ 98,239,685
Undistributed net investment income	2,356,058	—	1,370,209	1,023,541	3,091,075	5,620,377
Accumulated net realized loss on investments	(30,664,203)	—	(8,494,582)	(731,380)	(13,827,188)	(23,660,815)
Net unrealized appreciation (depreciation)
of investments	5,178,070	—	(16,986,483)	511,729	(47,111,436)	(27,729,017)

Total	$106,922,752	$ 13,073,045	$100,782,397	$ 24,091,888	$154,696,071	$ 52,470,230

Shares of beneficial interest outstanding (Note 2)	6,549,770	13,073,045	5,184,205	2,338,290	7,829,057	10,103,738

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 16.32	$ 1.00	$ 19.44	$ 10.30	$ 19.76	$ 5.19

* Investments at cost and value include $1,470,000 of collateral for securities loaned (Note 1G).

90	See notes to financial statements	91

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

		INVESTMENT	SELECT	TARGET	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2010	MATURITY 2015	VALUE
Assets
Investments in securities:
Cost — Unaffiliated issuers	$ 90,076,222	$ 33,897,388	$ 9,625,990	$ 12,497,986	$ 24,570,996	$ 61,971,675
Cost — Affiliated money market fund (Note 3)	2,995,000	985,000	—	—	—	1,480,000

Total cost of investments	$ 93,071,222	$ 34,882,388	$ 9,625,990	$ 12,497,986	$ 24,570,996	$ 63,451,675

Value — Unaffiliated issuers (Note 1A)	$ 78,914,364	$ 30,804,270	$ 8,481,925	$ 13,853,565	$ 29,430,390	$ 56,765,410
Value — Affiliated money market fund (Note 3)	2,995,000	985,000	—	—	—	1,480,000

Total value of investments	81,909,364	31,789,270	8,481,925	13,853,565	29,430,390	58,245,410

Cash	99,606	79,573	179,534	3,271	17,960	79,295
Receivables:
Investment securities sold	39,498	371,875	—	—	—	64,255
Interest and dividends	218,545	489,624	7,901	—	—	174,942
Trust shares sold	10,106	23,661	20,805	—	30,467	15,128
Foreign exchange contracts (Note 6)	4,143,347	—	—	—	—	—
Forward currency contracts (Note 6)	8,893	—	—	—	—	—
Other assets	899	192	64	72	125	751

Total Assets	86,430,258	32,754,195	8,690,229	13,856,908	29,478,942	58,579,781

Liabilities
Payables:
Investment securities purchased	877,941	254,206	17,154	—	—	73,766
Trust shares redeemed	95,615	30,814	16,040	46	256	19,241
Accrued advisory fees	55,261	17,340	5,601	7,484	15,660	38,377
Accrued expenses	25,409	8,497	5,854	4,349	9,318	8,330

Total Liabilities	1,054,226	310,857	44,649	11,879	25,234	139,714

Net Assets	$ 85,376,032	$ 32,443,338	$ 8,645,580	$ 13,845,029	$ 29,453,708	$ 58,440,067

Net Assets Consist of:
Capital paid in	$116,590,295	$ 38,409,216	$ 13,129,422	$ 11,591,658	$ 23,442,607	$ 69,672,603
Undistributed net investment income	—	1,439,193	—	726,847	1,124,303	1,816,517
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(24,203,276)	(4,311,953)	(3,339,777)	170,945	27,404	(7,842,788)
Net unrealized appreciation (depreciation)
of investments and foreign currency transactions	(7,010,987)	(3,093,118)	(1,144,065)	1,355,579	4,859,394	(5,206,265)

Total	$ 85,376,032	$ 32,443,338	$ 8,645,580	$ 13,845,029	$ 29,453,708	$ 58,440,067

Shares of beneficial interest outstanding (Note 2)	6,761,648	3,542,084	1,427,597	964,651	1,787,273	5,051,925

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 12.63	$ 9.16	$ 6.06	$ 14.35	$ 16.48	$11.57

92	See notes to financial statements	93

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2008

		CASH		GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Investment Income
Income:
Interest	$ 14,627	$381,890	$ 82,274	$ 1,196,570	$ 277	$ 6,173,870
Dividends	3,484,567 (a)	—	2,282,658	—	4,805,012 (b)	40,765
Dividends from affiliate (Note 3)	20,585	—	124,161	—	28,840	43,403
Securities lending income	—	—	—	—	—	67,024

Total income	3,519,779	381,890	2,489,093	1,196,570	4,834,129	6,325,062

Expenses (Notes 1 and 4):
Advisory fees	1,062,029	105,131	1,016,982	168,364	1,589,232	520,448
Professional fees	37,351	13,934	33,959	13,083	42,636	23,998
Custodian fees and expenses	14,699	7,524	14,664	11,181	27,103	11,064
Reports and notices to shareholders	18,725	2,806	17,716	3,657	27,685	10,506
Registration fees	1,366	1,366	1,366	1,366	1,366	1,417
Trustees’ fees	8,124	779	7,741	1,246	12,132	4,144
Other expenses	31,947	3,602	29,184	11,976	45,535	22,270

Total expenses	1,174,241	135,142	1,121,612	210,873	1,745,689	593,847
Less: Expenses waived	—	(35,660)	—	(33,673)	—	—
Expenses paid indirectly	(10,760)	(1,339)	(2,808)	(4,193)	(2,766)	(3,048)

Net expenses	1,163,481	98,143	1,118,804	173,007	1,742,923	590,799

Net investment income	2,356,298	283,747	1,370,289	1,023,563	3,091,206	5,734,263

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	(2,989,594)	—	(8,462,366)	115,259	(13,747,844)	(3,663,814)

Net unrealized appreciation (depreciation) of investments	(51,875,344)	—	(44,385,365)	389,109	(76,017,353)	(20,958,356)

Net gain (loss) on investments	(54,864,938)	—	(52,847,731)	504,368	(89,765,197)	(24,622,170)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(52,508,640)	$283,747	$ (51,477,442)	$ 1,527,931	$(86,673,991)	$ (18,887,907)

(a) Net of $11,958 foreign taxes withheld
(b) Net of $26,187 foreign taxes withheld

94	See notes to financial statements	95

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2008

		INVESTMENT	SELECT	TARGET	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2010	MATURITY 2015	VALUE
Investment Income
Income:
Interest	$ 87,790	$ 2,013,724	$ 3,130	$ 834,252	$ 1,314,538	$ 25,583
Dividends	2,711,001 (c)	210,159	102,900	—	—	2,393,110 (d)
Dividends from affiliate (Note 3)	23,587	13,695	—	—	—	32,356

Total income	2,822,378	2,237,578	106,030	834,252	1,314,538	2,451,049

Expenses (Notes 1 and 4):
Advisory fees	903,622	278,602	85,368	108,450	209,942	569,579
Professional fees	32,506	15,933	9,707	10,730	9,007	22,284
Custodian fees and expenses	136,150	10,882	695	2,651	1,654	14,034
Reports and notices to shareholders	16,382	6,279	11,036	2,710	4,182	11,171
Registration fees	1,366	1,366	346	1,366	166	166
Trustees’ fees	6,947	2,102	645	814	1,560	4,339
Other expenses	32,867	14,909	4,978	4,383	7,457	23,247

Total expenses	1,129,840	330,073	112,775	131,104	233,968	644,820
Less: Expenses waived	—	(55,720)	—	(21,690)	(41,989)	—
Expenses paid indirectly	(703)	(3,204)	(861)	(2,009)	(1,780)	(10,295)

Net expenses	1,129,137	271,149	111,914	107,405	190,199	634,525

Net investment income (loss)	1,693,241	1,966,429	(5,884)	726,847	1,124,339	1,816,524

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	(24,096,665)	(3,042,615)	(3,333,193)	171,080	115,629	(3,102,059)
Foreign currency transactions	(1,902,560)	—	—	—	—	—

Net realized gain (loss) on investments and foreign
currency transactions	(25,999,225)	(3,042,615)	(3,333,193)	171,080	115,629	(3,102,059)
Net unrealized appreciation (depreciation) of:
Investments	(43,370,324)	(3,431,412)	(2,492,301)	132,578	2,573,680	(24,030,552)
Foreign currency transactions	4,254,250	—	—	—	—	—

Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(39,116,074)	(3,431,412)	(2,492,301)	132,578	2,573,680	(24,030,552)
Net gain (loss) on investments and foreign
currency transactions	(65,115,299)	(6,474,027)	(5,825,494)	303,658	2,689,309	(27,132,611)

Net Increase (Decrease) in Net Assets Resulting
from Operations	$ (63,422,058)	$ (4,507,598)	$ (5,831,378)	$ 1,030,505	$ 3,813,648	$(25,316,087)

(c) Net of $307,849 foreign taxes withheld
(d) Net of $11,800 foreign taxes withheld

96	See notes to financial statements	97

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BLUE CHIP		CASH MANAGEMENT		DISCOVERY		GOVERNMENT
Year Ended December 31	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 2,356,298	$ 2,189,331	$ 283,747	$ 315,057	$ 1,370,289	$ 587,284	$ 1,023,563	$ 992,700
Net realized gain (loss) on investments	(2,989,594)	6,340,170	—	—	(8,462,366)	7,630,728	115,259	(66,155)
Net unrealized appreciation (depreciation)
of investments	(51,875,344)	(856,310)	—	—	(44,385,365)	2,247,221	389,109	356,509
Net increase (decrease) in net assets resulting
from operations	(52,508,640)	7,673,191	283,747	315,057	(51,477,442)	10,465,233	1,527,931	1,283,054
Distributions to Shareholders
Net investment income	(2,189,370)	(1,975,764)	(283,747)	(315,057)	(587,286)	(280,470)	(941,789)	(1,016,156)
Net realized gains	—	—	—	—	(7,438,838)	(13,314,932)	—	—
Total distributions.	(2,189,370)	(1,975,764)	(283,747)	(315,057)	(8,026,124)	(13,595,402)	(941,789)	(1,016,156)
Trust Share Transactions *
Proceeds from shares sold	2,162,822	2,951,951	8,753,615	14,080,221	2,842,291	3,849,854	4,621,393	2,610,472
Reinvestment of distributions.	2,189,370	1,975,764	283,747	315,057	8,026,124	13,595,402	941,789	1,016,156
Cost of shares redeemed	(15,396,641)	(19,082,076)	(11,032,879)	(6,260,271)	(11,607,742)	(11,735,817)	(3,040,592)	(2,890,358)
Net increase (decrease) from trust share transactions	(11,044,449)	(14,154,361)	(1,995,517)	8,135,007	(739,327)	5,709,439	2,522,590	736,270
Net increase (decrease) in net assets	(65,742,459)	(8,456,934)	(1,995,517)	8,135,007	(60,242,893)	2,579,270	3,108,732	1,003,168
Net Assets
Beginning of year	172,665,211	181,122,145	15,068,562	6,933,555	161,025,290	158,446,020	20,983,156	19,979,988
End of year †	$ 106,922,752	$ 172,665,211	$ 13,073,045	$ 15,068,562	$ 100,782,397	$ 161,025,290	$ 24,091,888	$ 20,983,156

†Includes undistributed net investment income of	$ 2,356,058	$ 2,189,282	$ —	$ —	$ 1,370,209	$ 587,242	$ 1,023,541	$ 941,767

*Trust Shares Issued and Redeemed
Sold	106,419	121,415	8,753,616	14,080,221	114,417	123,970	464,759	267,226
Issued for distributions reinvested	99,472	85,642	283,747	315,057	298,480	460,862	95,613	106,181
Redeemed	(741,807)	(780,475)	(11,032,879)	(6,260,271)	(457,195)	(378,136)	(304,780)	(296,290)
Net increase (decrease) in trust shares outstanding	(535,916)	(573,418)	(1,995,516)	8,135,007	(44,298)	206,696	255,592	77,117

98	See notes to financial statements	99

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE
Year Ended December 31	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 3,091,206	$ 3,142,316	$ 5,734,263	$ 5,049,444	$1,693,241	$ 1,842,378	$ 1,966,429	$ 1,876,829
Net realized gain (loss) on investments and foreign
currency transactions	(13,747,844)	17,294,553	(3,663,814)	(394,309)	(25,999,225)	16,690,535	(3,042,615)	67,338
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(76,017,353)	(14,694,507)	(20,958,356)	(3,943,572)	(39,116,074)	8,515,441	(3,431,412)	84,029

Net increase (decrease) in net assets resulting
from operations	(86,673,991)	5,742,362	(18,887,907)	711,563	(63,422,058)	27,048,354	(4,507,598)	2,028,196

Distributions to Shareholders
Net investment income	(3,140,040)	(1,392,478)	(5,998,094)	(5,214,980)	(241,951)	(4,361,060)	(2,055,553)	(2,023,887)
Net realized gains	(17,037,484)	(37,602,922)	—	—	(16,470,165)	(17,736,172)	—	—

Total distributions	(20,177,524)	(38,995,400)	(5,998,094)	(5,214,980)	(16,712,116)	(22,097,232)	(2,055,553)	(2,023,887)

Trust Share Transactions *
Proceeds from shares sold	4,178,289	5,908,951	1,518,054	2,528,285	3,642,018	6,868,157	3,176,818	4,296,663
Value of shares issued for acquisition**	—	—	—	13,341,374	—	—	—	—
Reinvestment of distributions	20,177,524	38,995,400	5,998,094	5,214,980	16,712,116	22,097,232	2,055,553	2,023,887
Cost of shares redeemed	(20,441,409)	(21,701,178)	(8,699,633)	(6,419,407)	(9,277,881)	(8,889,297)	(5,513,700)	(4,068,030)

Net increase (decrease) from trust share transactions	3,914,404	23,203,173	(1,183,485)	14,665,232	11,076,253	20,076,092	(281,329)	2,252,520

Net increase (decrease) in net assets	(102,937,111)	(10,049,865)	(26,069,486)	10,161,815	(69,057,921)	25,027,214	(6,844,480)	2,256,829

Net Assets
Beginning of year	257,633,182	267,683,047	78,539,716	68,377,901	154,433,953	129,406,739	39,287,818	37,030,989

End of year †	$ 154,696,071	$ 257,633,182	$ 52,470,230	$ 78,539,716	$ 85,376,032	$ 154,433,953	$ 32,443,338	$ 39,287,818

† Includes undistributed net investment income of	$ 3,091,075	$ 3,139,964	$ 5,620,377	$ 5,884,208	$ —	$ 574,089	$ 1,439,193	$ 1,529,781

*Trust Shares Issued and Redeemed
Sold	164,826	168,508	233,054	323,450	198,584	299,283	309,941	402,066
Issued for acquisition**	—	—	—	1,747,119	—	—	—	—
Issued for distributions reinvested	721,657	1,188,884	882,073	675,515	847,900	1,078,440	194,103	192,020
Redeemed	(773,979)	(618,484)	(1,332,303)	(823,154)	(536,174)	(388,835)	(558,169)	(381,437)

Net increase (decrease) in trust shares outstanding	112,504	738,908	(217,176)	1,922,930	510,310	988,888	(54,125)	212,649

**See Note 9.

100	See notes to financial statements	101

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		TARGET MATURITY 2010		TARGET MATURITY 2015		VALUE
Year ended December 31	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (5,884)	$18,113	$ 726,847	$730,766	$ 1,124,339	$ 1,064,266	$ 1,816,524	$ 1,699,212
Net realized gain (loss) on investments	(3,333,193)	1,649,616	171,080	49,639	115,629	(13,417)	(3,102,059)	4,991,669
Net unrealized appreciation (depreciation)
of investments	(2,492,301)	(375,281)	132,578	303,684	2,573,680	1,277,197	(24,030,552)	(7,193,547)
Net increase (decrease) in net assets resulting
from operations	(5,831,378)	1,292,448	1,030,505	1,084,089	3,813,648	2,328,046	(25,316,087)	(502,666)
Distributions to Shareholders
Net investment income	(18,122)	(87,643)	(761,937)	(761,230)	(1,064,287)	(978,165)	(1,535,490)	(1,493,871)
Net realized gains	(113,779)	—	(16,448)	—	—	—	—	—
Total distributions	(131,901)	(87,643)	(778,385)	(761,230)	(1,064,287)	(978,165)	(1,535,490)	(1,493,871)
Trust Share Transactions*
Proceeds from shares sold	2,703,339	1,234,769	622,532	1,969,668	2,791,995	3,537,892	2,989,496	5,174,146
Reinvestment of distributions	131,901	87,643	778,385	761,230	1,064,287	978,165	1,535,490	1,493,871
Cost of shares redeemed	(965,527)	(1,523,498)	(2,654,972)	(2,352,313)	(4,322,752)	(2,539,118)	(10,491,931)	(7,646,283)
Net increase (decrease) from trust share transactions	1,869,713	(201,086)	(1,254,055)	378,585	(466,470)	1,976,939	(5,966,945)	(978,266)
Net increase (decrease) in net assets	(4,093,566)	1,003,719	(1,001,935)	701,444	2,282,891	3,326,820	(32,818,522)	(2,974,803)
Net Assets
Beginning of year	12,739,146	11,735,427	14,846,964	14,145,520	27,170,817	23,843,997	91,258,589	94,233,392
End of year †	$ 8,645,580	$12,739,146	$ 13,845,029	$14,846,964	$ 29,453,708	$ 27,170,817	$ 58,440,067	$ 91,258,589

†Includes undistributed net investment income of	$ —	$ 18,110	$ 726,847	$761,937	$ 1,124,303	$ 1,064,251	$ 1,816,517	$ 1,663,443

*Trust Shares Issued and Redeemed
Sold	317,189	121,487	44,172	142,072	183,481	248,330	209,076	298,071
Issued for distributions reinvested	14,463	9,444	55,999	57,756	70,623	70,473	101,352	88,552
Redeemed	(120,246)	(153,539)	(189,485)	(173,848)	(285,020)	(181,296)	(723,109)	(439,104)
Net increase (decrease) in trust shares outstanding	211,406	(22,608)	(89,314)	25,980	(30,916)	137,507	(412,681)	(52,481)

102	See notes to financial statements	103

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (“the 1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund seeks high current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service approved by the Trust’s Board of

104

Trustees (“the Board”). The pricing service considers security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates for securities, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At December 31, 2008, the High Yield Fund held five securities that were fair valued by the Valuation Committee with an aggregate value of $724 representing .0% of the Fund’s net assets. At December 31, 2008, fair value pricing was used for certain foreign securities in the International Fund portfolio.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

105

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of December 31, 2008 is as follows:

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
		Quoted	Observable	Unobservable
Fund	Total	Prices	Inputs	Inputs
Blue Chip	$106,402,285	$106,402,285	$ —	$ —
Cash Management	12,826,553	—	12,826,553	—
Discovery	101,018,775	101,018,775	—	—
Government	23,832,851	—	23,832,851	—
Growth & Income	154,746,044	154,746,044	—	—
High Yield	52,452,842	4,362,581	48,089,537	724
International	81,909,364	21,310,519	60,598,845	—
Investment Grade	31,789,270	1,876,860	29,912,410	—
Select Growth	8,481,925	8,481,925	—	—
Target Maturity 2010	13,853,565	—	13,853,565	—
Target Maturity 2015	29,430,390	—	29,430,390	—
Value	58,245,410	58,245,410	—	—

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

Balance, December 31, 2007	$329,316
Net purchases (sales)	(8,703)
Change in unrealized appreciation (depreciation)	1,215,499
Realized gain (loss)	(1,535,388)
Transfer in and/or out of Level 3	—
Balance, December 31, 2008	$ 724

106

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2008, capital loss carryovers were as follows:

				Year Capital Loss Carryovers Expire

Fund	Total	2009	2010	2011	2012	2013	2014	2015	2016

Blue Chip	$28,102,422	$ —	$20,477,223	$4,132,026	$ —	$ —	$ —	$ —	$ 3,493,173
Discovery	466,376	—	—	—	—	—	—	—	466,376
Government	731,380	—	—	272,546	51,149	193,688	177,059	36,938	—
Growth & Income	11,930,936	—	—	—-	—	—	—	—	11,930,936
High Yield*	20,544,221	3,751,289	4,873,032	4,736,272	790,779	632,307	1,944,836	433,726	3,381,980
International	14,866,817	—	—	—	—	—	—	—	14,866,817
Investment Grade	4,607,401	37,096	17,173	517,182	—	108,453	531,982	57,928	3,337,587
Select Growth	2,094,369	—	—	—	—	—	—	—	2,094,369
Value	7,835,565	—	3,581,578	1,198,371	—	—	—	—	3,055,616

*For High Yield Fund, $651,681 of the $4,873,032 capital loss carryover expiring in 2010 was acquired in the reorganization with Special Bond Fund. Due to the reorganization, the Fund will have available for utilization $2,833,541 in capital loss carryovers that will become available at $601,552 per year for taxable years 2009 through 2012 and $427,333 for taxable year 2013. These capital loss carryovers will expire as follows: $1,575,155 in 2010; $881,182 in 2011; $212,617 in 2012; $153,634 in 2013; and $662,634 in 2014.

Effective June 29, 2007, the Funds adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the each Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the tax positions for each of the open tax years 2005 to 2008 and has determined the adoption of FIN 48 had no impact on the financial statements of the Funds.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain

107

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Security Lending—High Yield Fund may loan securities to other investors through the Securities Lending Management Agreement (“the Agreement”) with Credit Suisse. Under the terms of the Agreement, the Fund is required to maintain collateral with a market value not less than 101% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in market value of securities on loan. Collateral may consist of cash or securities issued or guaranteed

108

by the U.S. government or its agencies. Cash collateral may be invested in permissible instruments authorized by the Agreement. Interest earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by Credit Suisse for its services in connection with this securities lending program. The Fund is subject to all of the investment risks associated with the securities that are being loaned and the investments made with the cash collateral. The Fund is also subject to the risks associated with a delay in recovering the loaned securities or an inability to recover the loaned securities in the event the collateral is not sufficient. The market value of securities on loan at December 31, 2008, was $1,447,183 (including $81,478 of accrued interest), for which the Fund received cash collateral of $1,470,000.

H. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero coupon bonds and stepbonds is accrued daily at the effective interest rate. For the year ended December 31, 2008, the Bank of New York Mellon, custodian for all the Funds, except the International Fund, has provided credits in the amount of $38,771 against custodian charges based on the uninvested cash balances of the Funds. The Funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2008, the Funds’ expenses were reduced by $4,995 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the year ended December 31, 2008, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, repurchase agreements, foreign currencies and short-term securities), were as follows:

109

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Blue Chip	$ 11,019,027	$ 22,901,666	$ —	$ —
Discovery	67,036,709	78,064,835	—	—
Government	7,335,961	5,162,610	3,928,006	3,164,815
Growth & Income	60,183,231	76,650,673	—	—
High Yield	11,998,558	13,067,934	—	—
International	150,948,353	154,279,683	—	—
Investment Grade	11,241,743	10,948,333	36,050,036	36,906,801
Select Growth	13,852,118	11,833,737	—	—
Target Maturity 2010	—	—	—	2,013,795
Target Maturity 2015	—	—	—	1,610,259
Value	10,978,354	15,157,199	—	—

At December 31, 2008, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Blue Chip	$103,995,724	$20,141,095	$17,734,534	$ 2,406,561
Discovery	118,042,224	6,206,090	23,229,539	(17,023,449)
Government	23,321,122	527,460	15,731	511,729
Growth & Income	201,983,867	12,401,419	59,639,242	(47,237,823)
High Yield	78,861,141	9,571	27,887,870	(27,878,299)
International	93,649,582	2,530,463	14,270,681	(11,740,218)
Investment Grade	35,179,262	341,518	3,731,510	(3,389,992)
Select Growth	9,625,990	238,602	1,382,667	(1,144,065)
Target Maturity 2010	12,497,986	1,355,579	—	1,355,579
Target Maturity 2015	24,584,761	4,845,628	—	4,845,628
Value	63,458,898	7,787,690	13,001,178	(5,213,488)

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the year ended December 31, 2008, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

110

	Value at	Purchases	Sales	Value at	Dividend
Fund	12/31/07	Shares/Cost	Shares/Cost	12/31/08	Income
Blue Chip	—	$12,225,000	$ 9,250,000	$2,975,000	$ 20,585
Discovery	—	39,435,000	29,670,000	9,765,000	124,161
Growth & Income	—	22,780,000	19,160,000	3,620,000	28,840
High Yield	—	14,595,000	11,125,000	3,470,000	43,403
International	—	41,995,000	39,000,000	2,995,000	23,587
Investment Grade	—	16,245,000	15,260,000	985,000	13,695
Value	—	8,185,000	6,705,000	1,480,000	32,356

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, First Investors Management Company, Inc. (“FIMCO”) and/or its transfer agent, Administrative Data Management Corp. Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year December 31, 2008, total trustee fees accrued by the Funds amounted to $50,573.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2008, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade, Target Maturity 2010 and Target Maturity 2015 Funds. In addition, FIMCO has voluntarily waived $35,660 in advisory fees on the Cash Management Fund to limit the Fund’s overall expense ratio to .70%. For the year ended December 31, 2008, total advisory fees accrued to FIMCO were $6,617,749 of which $188,732 was waived as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund. Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

111

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 2008, the Cash Management Fund held one 144A security with a value of $200,135 representing 1.5% of the Fund’s net assets, the Government Fund held one 144A security with a value of $892,961 representing 3.7% of the Fund’s net assets, the High Yield Fund held eighteen 144A securities with an aggregate value of $4,346,144 representing 8.3% of the Fund’s net assets, and the Investment Grade Fund held nine 144A securities with an aggregate value of $3,613,756 representing 11.1% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. At December 31, 2008, the Cash Management Fund held nine Section 4(2) securities with an aggregate value of $3,946,422 representing 30.2% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts and Foreign Exchange Contracts—Forward currency contracts and foreign exchange contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities, it may enter into a forward currency contract to minimize the foreign exchange risk between the trade date and the settlement date of such transactions. The International Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts and foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The International Fund had the following forward currency contracts open at December 31, 2008:

Contracts to Buy					Unrealized
Foreign Currency		In Exchange for		Settlement Date	Gain (Loss)
45,240	British Pound	US$	66,593	12/31/08	US $	86
9,022	British Pound	13,135		1/2/09	(7)
1,812	British Pound	2,614		1/5/09	2
902,525	Swiss Franc		862,191	1/5/09		8,812
			$944,533

Net Unrealized Gain on Forward Currency Contracts						$8,893

112

The International Fund has the following foreign exchange contracts outstanding at December 31, 2008:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
16,750,000	British Pound	US $ 30,092,708	2/11/09	US$(6,010,353)
9,616,000	Euro	13,602,911	2/11/09	(236,217)
7,846,000	Canadian Dollar	7,362,414	2/12/09	(1,006,805)
6,422,000	Australian Dollar	5,199,356	2/13/09	(721,941)
5,745,000	Swiss Franc	5,150,487	2/13/09	247,173
2,674,000	Australian Dollar	2,119,934	3/4/09	(255,623)
85,383,000	Indian Rupee	1,709,198	3/16/09	43,326
2,924,000	Australian Dollar	1,830,202	4/17/09	208,409
7,710,000	British Pound	11,422,417	4/17/09	(337,345)
5,072,000	Euro	6,368,180	4/17/09	682,140
4,098,000	Swiss Franc	3,375,437	4/23/09	474,800
3,444,000	Australian Dollar	2,258,059	5/29/09	143,096
7,584,000	British Pound	11,502,672	5/29/09	(598,757)
7,320,000	Euro	9,487,525	5/29/09	687,621
5,650,000	Swiss Franc	4,757,134	5/29/09	551,271
		$116,238,634		$(6,129,205)

113

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2008

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
16,750,000	British Pound	US $ 30,288,483	2/11/09	US $ 6,206,129
9,616,000	Euro	14,045,109	2/11/09	678,414
7,846,000	Canadian Dollar	7,333,206	2/12/09	977,597
6,422,000	Australian Dollar	5,573,461	2/13/09	1,096,047
5,745,000	Swiss Franc	5,322,204	2/13/09	(75,456)
2,674,000	Australian Dollar	2,225,557	3/4/09	361,246
85,383,000	Indian Rupee	1,810,092	3/16/09	57,567
2,924,000	Australian Dollar	1,961,801	4/17/09	(76,810)
7,710,000	British Pound	13,344,915	4/17/09	2,259,843
5,072,000	Euro	6,884,099	4/17/09	(166,221)
4,098,000	Swiss Franc	3,558,836	4/23/09	(291,401)
3,444,000	Australian Dollar	2,202,128	5/29/09	(199,027)
7,584,000	British Pound	11,590,903	5/29/09	686,988
7,320,000	Euro	9,452,819	5/29/09	(722,327)
5,650,000	Swiss Franc	4,788,367	5/29/09	(520,037)
		$120,381,980		$10,272,552

Net Unrealized Gain on Foreign Exchange Contracts				$ 4,143,347

7. High Yield Credit Risk—The High Yield Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be signifi-cantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

114

8. Tax Components of Capital and Distributions to Shareholders – The tax character of distributions declared for the years ended December 31, 2008 and 2007 were as follows:

	Distributions			Distributions
	Declared in 2008			Declared in 2007

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Blue Chip	$2,189,370	$—	$ 2,189,370	$ 1,975,764	$—	$ 1,975,764
Cash Management	283,747	—	283,747	315,057	—	315,057
Discovery	2,133,308	5,892,816	8,026,124	4,626,532	8,968,870	13,595,402
Government	941,789	—	941,789	10,778,452	28,216,948	38,995,400
Growth & Income	9,625,749	10,551,775	20,177,524	5,214,979	—	5,214,979
High Yield	5,998,094	—	5,998,094	8,926,027	13,171,206	22,097,233
International	5,070,014	11,642,102	16,712,116	2,023,887	—	2,023,887
Investment Grade	2,055,553	—	2,055,553	87,643	—	87,643
Select Growth	18,128	113,773	131,901	1,016,156	—	1,016,156
Target Maturity 2010	761,937	16,448	778,385	730,057	31,172	761,229
Target Maturity 2015	1,064,287	—	1,064,287	978,165	—	978,165
Value	1,535,490	—	1,535,490	1,493,871	—	1,493,871

As of December 30, 2008, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Accumulated	Capital	Other	Unrealized	Distributable
	Ordinary	Capital	Loss	Accumulated	Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses	(Depreciation)	(Deficit)*

Blue Chip	$2,356,058	$—	$(28,102,422)	$—	$ 2,616,289	$(23,130,075)
Discovery	1,370,209	—	(466,376)	(7,991,240)	(17,023,449)	(24,110,856)
Government	1,023,541	—	(731,380)	—	511,729	803,890
Growth & Income	3,091,075	—	(11,930,936)	(1,769,865)	(47,237,823)	(57,847,549)
High Yield	5,799,512	—	(23,377,762)	(312,906)	(27,878,299)	(45,769,455)
International	3,943,956	—	(14,866,817)	(8,758,060)	(11,630,433)	(31,311,354)
Investment Grade	2,115,835	—	(4,607,401)	(84,320)	(3,389,992)	(5,965,878)
Select Growth	—	—	(2,094,369)	(1,245,408)	(1,144,065)	(4,483,842)
Target Maturity 2010	726,847	170,945	—	—	1,355,579	2,253,371
Target Maturity 2015	1,124,303	41,170	—	—	4,845,628	6,011,101
Value	1,816,517	—	(7,835,565)	—	(5,213,488)	(11,232,536)

*Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies and amortization of bond premium and discounts.

Other accumulated losses consist primarily of post-October loss deferrals.

115

For the year ended December 31, 2008, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts and passive foreign investment companies, foreign currency transactions and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income	Gains (Losses)
Blue Chip	$—	$(152)	$152
Discovery	—	(36)	36
Government	(19,194)	—	19,194
Growth & Income	—	(45,162)	45,162
High Yield	(1,503,018)	—-	1,503,018
International	122,819	(2,025,379)	1,902,560
Investment Grade	(612,688)	—	612,688
Select Growth	(5,902)	5,895	7
Value	—	(151,804)	151,804

9. Reorganization—On November 16, 2007, First Investors Life Series High Yield Fund (“High Yield Fund”) acquired all of the net assets of the First Investors Life Series Special Bond Fund (“Special Bond Fund”) in connection with a tax-free reorganization that was approved by the shareholders of Special Bond Fund at a special meeting of shareholders held on October 29, 2007. The High Yield Fund issued 1,747,119 shares to the Special Bond Fund in connection with the reorganization. In return, it received net assets of $13,341,374 from the Special Bond Fund (which included $1,209,299 of unrealized depreciation and $7,664,701 of accumulated net realized losses). The High Yield Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the High Yield Fund and Special Bond Fund immediately before the acquisition were $79,336,014 consisting of High Yield Fund $65,994,640 and Special Bond Fund $13,341,374, respectively.

116

10. New Accounting Pronouncements—In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

117

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from					Ratio to Average Net				Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset		Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net Invest-		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		ment Income		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits	(a)	(Loss)	Expenses	Income	Rate

BLUE CHIP FUND
2004	$ 18.91	$ .19	$ 1.20	$ 1.39	$ .12	—	$ .12	$ 20.18	7.37%	$ 181.83%			.99%	N/A	N/A	100%
2005	20.18	.20	.67	.87	.20	—	.20	20.85	4.34	174.85			.93	N/A	N/A	34
2006	20.85	.26	2.74	3.00	.20	—	.20	23.65	14.49	181.82			1.13	N/A	N/A	4
2007	23.65	.31	.67	.98	.26	—	.26	24.37	4.21	173.81			1.20	N/A	N/A	5
2008	24.37	.36	(8.10)	(7.74)	.31	—	.31	16.32	(32.08)	107.83			1.67	N/A	N/A	8

CASH MANAGEMENT FUND
2004	$ 1.00	$ .007	—	$ .007	$ .007	—	$ .007	$ 1.00	.71%	$ 7.71		% (b)	.69%	1.04%	.35%	N/A
2005	1.00	.024	—	.024	.024	—	.024	1.00	2.44	6.72		(b)	2.38	1.09	1.99	N/A
2006	1.00	.043	—	.043	.043	—	.043	1.00	4.35	7.74		(b)	4.26	1.09	3.87	N/A
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.62	15.72		(b)	4.49	1.04	4.14	N/A
2008	1.00	.020	—	.020	.020	—	.020	1.00	2.03	13.71		(b)	2.02	.96	1.77	N/A

DISCOVERY FUND
2004	$ 21.75	$ (.04)	$ 2.82	$ 2.78	$ —	$ —	$ —	$ 24.53	12.78%	$ 134.83%			(.18)%	N/A	N/A	93%
2005	24.53	.08	1.18	1.26	—	—	—	25.79	5.14	137.90			.15	N/A	N/A	111
2006	25.79	.06	5.74	5.80	.04	—	.04	31.55	22.51	158.82			.19	N/A	N/A	58
2007	31.55	.11	1.86	1.97	.06	2.66	2.72	30.80	6.62	161.82			.35	N/A	N/A	55
2008	30.80	.30	(10.11)	(9.81)	.11	1.44	1.55	19.44	(33.25)	101.83			1.15	N/A	N/A	52

GOVERNMENT FUND
2004	$ 10.59	$ .54	$ (.17)	$ .37	$ .58	—	$ .58	$ 10.38	3.62%	$ 21.76%			4.81%	.91%	4.66%	62%
2005	10.38	.51	(.26)	.25	.53	—	.53	10.10	2.54	20.81			4.85	.96	4.70	52
2006	10.10	.51	(.14)	.37	.51	—	.51	9.96	3.80	20.78			5.10	.93	4.95	28
2007	9.96	.48	.15	.63	.52	—	.52	10.07	6.55	21.80			4.94	.95	4.75	24
2008	10.07	.44	.24	.68	.45	—	.45	10.30	6.93	24.79			4.56	.94	4.41	39

GROWTH & INCOME FUND(c)
2004	$ 30.62	$ .25	$ 3.04	$ 3.29	$ .16	$ —	$ .16	$ 33.75	10.77%	$ 239.83%			.79%	N/A	N/A	76%
2005	33.75	.16	2.25	2.41	.25	—	.25	35.91	7.20	249.85			.46	N/A	N/A	93
2006	35.91	.20	4.68	4.88	.16	2.27	2.43	38.36	14.35	268.82			.55	N/A	N/A	127
2007	38.36	.41	.25	.66	.20	5.43	5.63	33.39	1.98	258.81			1.14	N/A	N/A	38
2008	33.39	.40	(11.38)	(10.98)	.41	2.24	2.65	19.76	(35.22)	155.83			1.48	N/A	N/A	28

118	119

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A

					Less Distributions						Ratio to Average Net			Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net Invest-		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		ment Income		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits	(a)	(Loss)	Expenses	Income	Rate

HIGH YIELD FUND
2004	$ 8.50	$ .62	$ .17	$ .79	$ .63	—	$ .63	$ 8.66	9.94%	$ 70.85%			7.55%	N/A	N/A	33%
2005	8.66	.65	(.61)	.04	.63	—	.63	8.07	.41	69.87			8.01	N/A	N/A	35
2006	8.07	.62	.12	.74	.67	—	.67	8.14	9.77	68.85			7.63	N/A	N/A	31
2007	8.14	.57	(.47)	.10	.63	—	.63	7.61	1.06	79.86			7.19	N/A	N/A	28
2008	7.61	.56	(2.39)	(1.83)	.59	—	.59	5.19	(25.86)	52.86			8.27	N/A	N/A	17

INTERNATIONAL FUND(d)
2004	$ 16.38	$ .09	$ 2.28	$ 2.37	$ .20	$ —	$ .20	$ 18.55	14.58%	$ 99	1.02%		.94%	N/A	N/A	114%
2005	18.55	.28	1.41	1.69	.24	—	.24	20.00	9.22	105.99			.80	N/A	N/A	104
2006	20.00	.29	5.09	5.38	.15	.64	.79	24.59	27.79	129.97			1.24	N/A	N/A	157
2007	24.59	.04	4.26	4.30	.83	3.36	4.19	24.70	20.99	154.90			1.30	N/A	N/A	97
2008	24.70	.30	(9.68)	(9.38)	.04	2.65	2.69	12.63	(41.89)	85.94			1.41	N/A	N/A	128

INVESTMENT GRADE FUND
2004	$ 11.87	$ .59	$ (.12)	$ .47	$ .67	—	$ .67	$ 11.67	4.04%	$ 38.72%			5.03%	.87%	4.88%	16%
2005	11.67	.56	(.42)	.14	.67	—	.67	11.14	1.31	38.75			4.91	.90	4.76	24
2006	11.14	.53	(.11)	.42	.62	—	.62	10.94	3.99	37.74			4.82	.89	4.67	86
2007	10.94	.43	.15	.58	.60	—	.60	10.92	5.52	39.73			4.97	.88	4.81	38
2008	10.92	.41	(1.60)	(1.19)	.57	—	.57	9.16	(11.60)	32.74			5.30	.89	5.15	133

SELECT GROWTH FUND(e)
2004	$ 7.92	$ .10	$ .36	$ .46	$ .04	$ —	$ .04	$ 8.34	5.87%	$ 11.96%			1.23%	N/A	N/A	50%
2005	8.34	.05	.41	.46	.10	—	.10	8.70	5.55	11.99			.57	N/A	N/A	66
2006	8.70	.07	.75	.82	.05	—	.05	9.47	9.47	12.92			.77	N/A	N/A	80
2007	9.47	.01	1.06	1.07	.07	—	.07	10.47	11.42	13	1.14		.15	N/A	N/A	161
2008	10.47	—	(4.31)	(4.31)	.01	.09	.10	6.06	(41.47)	9.99			(.05)	N/A	N/A	107

TARGET MATURITY 2010 FUND
2004	$ 15.18	$ .72	$ (.13)	$ .59	$ .73	$ .06	$ .79	$ 14.98	3.96%	$ 17.75%			4.70%	.90%	4.55%	4%
2005	14.98	.70	(.50)	.20	.70	.14	.84	14.34	1.46	16.76			4.74	.91	4.59	3
2006	14.34	.75	(.49)	.26	.72	.12	.84	13.76	2.02	14.76			5.13	.91	4.98	3
2007	13.76	.69	.41	1.10	.77	—	.77	14.09	8.35	15.76			5.33	.91	5.16	11
2008	14.09	.75	.26	1.01	.73	.02	.75	14.35	7.33	14.76			5.03	.91	4.88	0

120	121

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions								Ratio to Average Net
		Investment Operations			from						Ratio to Average Net		Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**		Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits(a)	Income	Expenses	Income	Rate

TARGET MATURITY 2015 FUND
2004	$ 13.74	$ .53	$ .61	$ 1.14	$ .51	—	$ .51	$ 14.37	8.47%	$ 17.75%		4.34%	.90%	4.19%	2%
2005	14.37	.53	.08	.61	.52	—	.52	14.46	4.39	22.73		4.14	.88	3.99	0
2006	14.46	.57	(.32)	.25	.52	—	.52	14.19	1.85	24.70		4.38	.85	4.23	2
2007	14.19	.59	.74	1.33	.58	—	.58	14.94	9.70	27.70		4.32	.85	4.16	3
2008	14.94	.63	1.49	2.12	.58	—	.58	16.48	14.56	29.69		4.01	.84	3.86	0

VALUE FUND
2004	$ 11.99	$ .23	$ 1.71	$ 1.94	$ .22	—	$ .22	$ 13.71	16.39%	$ 69.84%		1.87%	N/A	N/A	20%
2005	13.71	.25	.57	.82	.22	—	.22	14.31	6.09	79.87		1.89	N/A	N/A	21
2006	14.31	.27	2.76	3.03	.26	—	.26	17.08	21.43	94.83		1.73	N/A	N/A	15
2007	17.08	.31	(.42)	(.11)	.27	—	.27	16.70	(.66)	91.83		1.75	N/A	N/A	17
2008	16.70	.40	(5.24)	(4.84)	.29	—	.29	11.57	(29.41)	58.85		2.47	N/A	N/A	15

  * The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

** Net of expenses waived or assumed by the investment adviser (Note 4).

(a) The ratios do not include a reduction of expenses from cash balances maintained with the Bank of New York Mellon or from brokerage service arrangements (Note 1H).

(b) For each of the years shown, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70%.

(c) Prior to October 18, 2006, known as Growth Fund.

(d) Prior to June 27, 2006, known as International Securities Fund.

(e) Prior to July 26, 2007 known as Focused Equity Fund.

See notes to financial statements
122	123

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the twelve Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2008, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 27, 2009

124

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

DISINTERESTED TRUSTEES

Charles R. Barton, III 1965	Trustee since	Chief Operating	39	None
c/o First Investors	1/1/06	Officer (since
Management Company, Inc.		2007) and Direc-
110 Wall Street		tor and Trustee of
New York, NY 10005		the Barton Group,
LLC; President
of Noe Pierson
Corporation

Stefan L. Geiringer 1934	Trustee since	Co-Founder	39	None
c/o First Investors	1/1/06	and Senior Vide
Management Company, Inc.		President of Real
110 Wall Street		Time Energy So-
New York, NY 10005		lutions, Inc. since
2005; Founder/
Owner of SLG,
Inc. since 2005;
Senior Vice
President of
Pepco Energy
Services (North-
east Division)
from 2003-2006;
Founder/Owner
and President of
North Atlantic
Utilities, Inc.
from 1987-2003

Robert M. Grohol 1932	Trustee since	None/Retired	39	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
6/30/00

125

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. 1941	Trustee since	None/Retired	39	None
c/o First Investors	1/1/06
Management Company, Inc.
110 Wall Street
New York, NY 10005

James M. Srygley 1932	Trustee since	Retired;	39	None
c/o First Investors	8/18/05;	Owner
Management Company, Inc.	Director/Trustee	Hampton
110 Wall Street	of predecessor	Properties
New York, NY 10005	funds since
1/19/95

Robert F. Wentworth 1929	Trustee since	None/Retired	39	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
10/15/92

126

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

INTERESTED TRUSTEES**

Kathryn S. Head 1955	Trustee and	Chairman, Of-	39	None
c/o First Investors	President since	ficer and Director
Management Company, Inc.	8/18/05; Direc-	of First Investors
Raritan Plaza I	tor/Trustee of	Corporation;
Edison, NJ 08837	predecessor funds	First Investors
	since 3/17/94;	Consolidated
	President of	Corporation;
	predecessor funds	First Investors
	since 2001	Management
Company, Inc.;
Administrative
Data Manage-
ment Corp.; First
Investors Federal
Savings Bank;
First Investors
Name Saver,
Inc.; and
other affiliated
companies***

    *Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

  **Ms. Head is an interested trustee because (a) she indirectly owns more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) she is an officer, director and employee of the adviser and principal underwriter of the Funds, and (c) she is an officer of the Funds.

*** Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Credit Corporation and First Investors Resources, Inc.

127

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek 1957	Treasurer	Treasurer of	39	None
c/o First Investors	since 8/18/05;	First Investors
Management Company, Inc.	Treasurer of	Management
Raritan Plaza I	predecessor fund	Company, Inc.
Edison, NJ 08837	since 1988

Larry R. Lavoie 1947	Chief	General Counsel	39	None
c/o First Investors	Compliance	of First Investors
Management Company, Inc.	Officer since	Corporation and
110 Wall Street	8/18/05;	its affiliates;
New York, NY 10005	Chief	Director of
	Compliance	First Investors
	Officer of	Corporation
	predecessor funds	and various
	since 2004	affiliates

128

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
First Investors Management	The Bank of New York Mellon
Company, Inc.	One Wall Street
110 Wall Street	New York, NY 10286
New York, NY 10005
Custodian
Subadviser	(International Fund)
(Discovery Fund)	Brown Brothers Harriman & Co.
Paradigm Capital Management, Inc.	40 Water Street
Nine Elk Street	Boston, MA 02109
Albany, NY 12207
Transfer Agent
Subadviser	Administrative Data
(International Fund)	Management Corp.
Vontobel Asset Management, Inc.	Raritan Plaza I—8th Floor
1540 Broadway	Edison, NJ 08837-3620
New York, NY 10036
Independent Registered
Subadviser	Public Accounting Firm
(Select Growth Fund)	Tait, Weller & Baker LLP
Smith Asset Management Group, L.P.	1818 Market Street
100 Crescent Court	Philadelphia, PA 19103
Dallas, TX 75201
Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

129

FIRST INVESTORS LIFE SERIES FUNDS

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q, for the first and third quarters of each fiscal year. The Funds’ Form N-Q will be available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 800-423-4026.

130

NOTES

131

NOTES

132

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133

First Investors
110 Wall Street
New York, NY 10005

LIFE310A

Item 2. Code of Ethics

As of December 31, 2008, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer.

For the year ended December 31, 2008, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it has at least two "audit committee financial experts" serving on its audit committee. Robert F. Wentworth and Arthur M. Scutro, Jr. are the "audit committee financial experts" and are considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2008	2007
	----	----
(a) Audit Fees	$140,100	$149,900

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$34,800	$39,200

Nature of fees: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee:

     (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Funds and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors' specific representations as to their independence;

(b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor;

     (c) to pre-approve all non-audit services to be provided by the Funds' independent auditor to the Funds' investment adviser or to any entity that controls, is controlled by or is under common control with the Funds' investment adviser ("adviser affiliate") and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

     (d) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member and members of the Audit Committee, subject to subsequent Committee review and oversight;

     (e) to consider whether the non-audit services provided by the Funds' independent auditors to the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors' independence;

     (f) to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service;

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2008 and 2007 were $83,750 and $61,500, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds
(Registrant)

By /S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date: March 9, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Life Series Funds
(Registrant)

By /S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date: March 9, 2009